          As filed with the Securities and Exchange Commission on April 30, 2003

                                                      Registration No. 333-71136

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 4

      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-854-4300

                James D. Gallagher, Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[X]      on (May 1, 2003) pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         [ ]    This post-effective amendment designates a new effective date for a filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)

                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") offers the Policy on both a single life and a survivorship basis.

Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase Series I shares (formerly "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                  The date of this Prospectus is May 1, 2003



SPVL.PRO5/2003

TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY.......................................................................................
FEE TABLE....................................................................................................
POLICY SUMMARY...............................................................................................
   General...................................................................................................
   Death Benefits............................................................................................
   Premiums..................................................................................................
   Policy Value..............................................................................................
   Policy Loans..............................................................................................
   Surrender and Partial Withdrawals.........................................................................
   Lapse and Reinstatement...................................................................................
   Taxation of Policy Benefits...............................................................................
   Investment Options and Investment Advisers................................................................
   Table of Investment Management Fees and Expenses..........................................................
   Table of Investment Options and Investment Subadvisers....................................................
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST..........................
   Manulife USA..............................................................................................
   The Separate Account......................................................................................
   The Trust.................................................................................................
   Investment Objectives of the Portfolios...................................................................
ISSUING A POLICY.............................................................................................
   Requirements..............................................................................................
   Temporary Insurance Agreement.............................................................................
   Right to Examine the Policy...............................................................................
   Life Insurance Qualification..............................................................................
DEATH BENEFITS...............................................................................................
   Maturity Date.............................................................................................
PREMIUM PAYMENTS.............................................................................................
   Initial Premiums..........................................................................................
   Premium Allocation........................................................................................
   Maximum Premium Limitation................................................................................
CHARGES AND DEDUCTIONS.......................................................................................
   Premium Load..............................................................................................
   Surrender Charges.........................................................................................
   Monthly Charges...........................................................................................
   Mortality and Expense Risks Charge........................................................................
   Charges for Transfers.....................................................................................
   Investment Management Fees and Expenses...................................................................
   Reduction in Charges......................................................................................
SPECIAL PROVISIONS FOR EXCHANGES.............................................................................
COMPANY TAX CONSIDERATIONS...................................................................................
POLICY VALUE.................................................................................................
   Determination of the Policy Value.........................................................................
   Units and Unit Values.....................................................................................
   Transfers of Policy Value.................................................................................
POLICY LOANS.................................................................................................
   Effect of Policy Loans....................................................................................
   Interest Charged on Policy Loans..........................................................................
   Loan Account..............................................................................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS.....................................................................
   Policy Surrender..........................................................................................
   Partial Withdrawals.......................................................................................
LAPSE AND REINSTATEMENT......................................................................................
   Lapse.....................................................................................................
THE GENERAL ACCOUNT..........................................................................................
   Fixed Account.............................................................................................
OTHER PROVISIONS OF THE POLICY...............................................................................
   Beneficiary...............................................................................................
   Incontestability..........................................................................................
   Misstatement of Age or Sex................................................................................
   Suicide Exclusion.........................................................................................
   Supplementary Benefits....................................................................................

TAX TREATMENT OF THE POLICY...................................................................................
OTHER INFORMATION.............................................................................................
   Payment of Proceeds........................................................................................
   Reports to Policyowners....................................................................................
   Distribution of the Policies...............................................................................
   Voting Rights..............................................................................................
   Substitution of Portfolio Shares...........................................................................
   Records and Accounts.......................................................................................
   State Regulations..........................................................................................
   Litigation.................................................................................................
   Further Information........................................................................................
Appendix A-Definitions........................................................................................





THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY



         BENEFIT



         Some of the benefits of purchasing the Policy are described below.



DEATH BENEFIT PROTECTION. This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.






TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.



FLEXIBILITY. You may select additional policy riders. You are able to select, monitor, and change investment choices within your policy.



Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

         RISKS

         Some of the risks of purchasing the Policy are described below.


Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



Policy Lapse. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.



Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.



Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a "MEC"), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES


--------------------------------------------------------------------------------
Charge                   When Charge is Deducted   Amount Deducted
--------------------------------------------------------------------------------
Transfer Fees            Upon transfer             $25 (only applies to
                                                   transfers in excess of 12 in
                                                   a Policy Year)
--------------------------------------------------------------------------------
Maximum Surrender        Upon withdrawal,
Charge (Load)            surrender or Policy       10%*
                         lapse
--------------------------------------------------------------------------------



       * The Total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge. The maximum surrender charge is 10% for Policy Year 1. Surrender charges for Policy Years 2 and greater are set forth below.



         If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charges deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.



--------------------------
   Policy        Surrender
    Year          Charge
--------------------------
     1            10.00%
--------------------------
     2             9.00%
--------------------------
     3             8.00%
--------------------------
     4             7.00%
--------------------------
     5             6.00%
--------------------------
     6             5.00%
--------------------------
     7             4.00%
--------------------------
     8             3.00%
--------------------------
     9             1.50%
--------------------------
    10+            0.00%
--------------------------


The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS


---------------------------------------------------------------------------------------------------------------------------
CHARGE                                      WHEN CHARGE IS DEDUCTED                         AMOUNT DEDUCTED #
---------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                 Monthly
---------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge                                                   The possible range of the cost of insurance
                                                                                is from $0 to $83.33 per $1,000 of
                                                                                the net amount at risk.
---------------------------------------------------------------------------------------------------------------------------
   Charge for a Representative                                                  $0.18 per $1,000 of the net amount at
   Policyowner (a 55 year old                                                   risk
preferred non-smoking male
---------------------------------------------------------------------------------------------------------------------------
Premium Load                                       Monthly                      0.03% of Policy Value (equivalent to 0.36%
                                                                                annually)** during the first 10 Policy
                                                                                Years ***
---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                    Monthly                      In Policy Years 1-10 the charge is
                                                                                0.08% monthly (0.90% annually).
---------------------------------------------------------------------------------------------------------------------------
Administrative Fees                                Monthly                      $7.50 plus 0.10% monthly (equivalent to
                                                                                0.12% annually)
---------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                           Annually
---------------------------------------------------------------------------------------------------------------------------
  Preferred Loans                                                               0%
---------------------------------------------------------------------------------------------------------------------------
  Nonpreferred Loans                                                            2%
---------------------------------------------------------------------------------------------------------------------------



* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.



** If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment



*** Thereafter the charge is 0.03% monthly (0.30% annually).



# All figures are rounded to two decimal places.


The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.


 ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



-----------------------------------------------------------------------------------------
Charge                                                            Minimum         Maximum
-----------------------------------------------------------------------------------------
 Expenses that are deducted from portfolio assets,                 0.550%          1.570%
 including advisory fees, Rule 12b-1 fees and Other Expenses
-----------------------------------------------------------------------------------------



POLICY SUMMARY



GENERAL



This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.



DEATH BENEFITS



The Policy provides a death benefit. The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).


PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

         Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

         MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

         For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         - charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

         - charges deducted from premiums paid, and

         - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS



                  The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.



       SUBADVISER                                             PORTFOLIO
A I M Capital Management, Inc.                         All Cap Growth Trust
                                                       Aggressive Growth Trust
                                                       Mid Cap Core Trust(D)

Capital Guardian Trust Company                         Small Company Blend Trust
                                                       U.S. Large Cap Trust
                                                       (formerly, U.S. Large Cap Value Trust)
                                                       Income & Value Trust
                                                       Diversified Bond Trust

Davis Advisors                                         Financial Services Trust
                                                       Fundamental Value Trust

Deutsche Asset Management, Inc.                        Real Estate Securities Trust
                                                       Dynamic Growth Trust
                                                       All Cap Core Trust
                                                       Lifestyle Trusts(A)

Deutsche Asset Management                              International Stock Trust
   Investment Services Ltd.

Fidelity Management & Research Company                 Strategic Opportunities Trust
                                                       Large Cap Growth Trust
                                                       Overseas Trust

Franklin Advisers, Inc.                                Emerging Small Company Trust

INVESCO Funds Group, Inc.                              Telecommunications Trust
                                                       Mid Cap Growth Trust

Jennison Associates LLC                                Capital Appreciation Trust

Lord, Abbett & Co.                                     Mid Cap Value Trust
                                                       All Cap Value Trust

Mercury Advisors(C)                                    Large Cap Value Trust(D)

MFC Global Investment Management (U.S.A.) Limited      Pacific Rim Emerging Markets Trust
                                                       Quantitative Equity Trust
                                                       Quantitative Mid Cap Trust
                                                       Quantitative All Cap Trust(D)
                                                       Emerging Growth Trust(D)
                                                       Money Market Trust
                                                       Index Trusts
                                                       Lifestyle Trusts(A)
                                                       Balanced Trust

Massachusetts Financial Services Company               Strategic Growth Trust
                                                       Strategic Value Trust
                                                       (formerly, Capital Opportunities Trust)
                                                       Utilities Trust

Munder Capital Management                              Internet Technologies Trust
                                                       Small Cap Opportunities Trust(D)

Pacific Investment Management Company                  Global Bond Trust
                                                       Total Return Trust
                                                       Real Return Bond Trust(D)

Putnam Investment Management, L.L.C.                   Mid Cap Opportunities Trust
                                                       Global Equity Trust

Salomon Brothers Asset Management Inc                  U.S. Government Securities Trust
                                                       Strategic Bond Trust
                                                       Special Value Trust(D)
                                                       High Yield Trust

T. Rowe Price Associates, Inc.                         Science & Technology Trust
                                                       Small Company Value Trust
                                                       Health Sciences Trust
                                                       Blue Chip Growth Trust
                                                       Equity-Income Trust

Templeton Investment Counsel, Inc.                     International Value Trust
                                                       International Small Cap Trust

UBS Global Asset Management                            Global Allocation Trust
(formerly, Brinson Advisors, Inc.)                     (formerly, Tactical Allocation Trust)

Wellington Management Company, LLP                     Growth & Income Trust
                                                       Investment Quality Bond Trust
                                                       Mid Cap Stock Trust
                                                       Natural Resources Trust(D)

Van Kampen(B)                                          Value Trust






         (A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



         (B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.



         (C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



         (D)  Available for sales May 5, 2003.


GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

                  A++ A.M. Best
                  Superior companies have a very strong ability to meet their obligations; 1st category of 16


                  AA+ Fitch
                  Very strong capacity to meet policyholder and contract obligations; 1st category of 24



                  AA+ Standard & Poor's
                  Very strong financial security characteristics; 2nd category of 22


                  Aa2 Moody's
                  Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of the Company's ability to honor the death benefit and lapse protection benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.



The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST (available for sale May 5, 2003) seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.



The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST (available for sale May 5, 2003) seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.



The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.





The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The QUANTITATIVE ALL CAP TRUST (available for sale May 5, 2003) to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.



The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.


The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.



The SMALL CAP OPPORTUNITIES TRUST (available for sale May 5, 2003) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index * at the time of purchase.



The SPECIAL VALUE TRUST (available for sale May 5, 2003) seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.



The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The REAL RETURN BOND TRUST (available for sale May 5, 2003) seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE
Index")*.



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P
Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

                        SIMPLIFIED UNDERWRITING
 AGE*                   MAXIMUM INITIAL PAYMENT
20-29                          $ 30,000
30-39                          $ 60,000
40-49                          $100,000
50-74                          $150,000
75-90                          $100,000

*In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

         (ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

         (1) the amount of all premiums paid or

         (2)

             (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

             (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

             (c) any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.


During the "Right to Examine the Policy Period," Policy Value may be allocated to the sub-accounts of the Separate Account except in states where premium must be refunded if the Policyowner elects to cancel the Policy (in these states the premium will be allocated to the money market portfolio for the duration of the Right to Examine period).


If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

         - Change in Risk Classification

         - Partial Withdrawals

         - Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

The Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.


FACTORS THAT AFFECT THE DEATH BENEFIT



In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION

If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

         (a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);

         (b) no additional premium payments will be accepted although loan repayments will be accepted;

         (c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

         (d) interest on any Policy Debt will continue to accrue;

         (e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS

After payment of the initial premium, additional premiums may be made subject to the following conditions:

         (a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

         (b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

         (c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and

         (d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

         - the initial premium payment is $100,000,

         - an additional premium payment of $50,000 is made in Policy Year 7, and

         - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then, 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.


Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and federal DAC and premium taxes.


SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

         - the Policy is surrendered for its Net Cash Surrender Value,

         - a partial withdrawal is made (above the Free Withdrawal Amount), or

         - the Policy terminates due to default.


Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.



The surrender charge, together with a portion of the premium load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

---------------------------------------
POLICY YEAR            SURRENDER CHARGE
---------------------------------------
     1                     10.00%
---------------------------------------
     2                      9.00%
---------------------------------------
     3                      8.00%
---------------------------------------
     4                      7.00%
---------------------------------------
     5                      6.00%
---------------------------------------
     6                      5.00%
---------------------------------------
     7                      4.00%
---------------------------------------
     8                      3.00%
---------------------------------------
     9                      1.50%
---------------------------------------
    10+                     0.00%
---------------------------------------

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

FREE WITHDRAWAL AMOUNT

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

         - a Premium Load, if applicable;

         - an administration charge;

         - a charge for the cost of insurance;

         - a mortality and expense risks charge;

         - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE


This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE


The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.


The net amount at risk is equal to (a) minus (b) where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

         (b) is the Policy Value as of the first day of the Policy Month.


Since the net amount of risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chose, payment of premiums and charges assessed.


The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.


The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.


MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy. The charge varies by Policy Year as follows:

                  GUARANTEED MONTHLY MORTALITY       EQUIVALENT ANNUAL
                              AND                  MORTALITY AND EXPENSE
POLICY YEAR           EXPENSE RISKS CHARGE             RISKS CHARGE
------------------------------------------------------------------------
   1-10                      0.075%                       0.900%
   11+                       0.025%                       0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.


INVESTMENT MANAGEMENT FEES AND EXPENSES



The investment management fees and expenses of the portfolios of Manufacturers Investment Trut, the underlying variable investment options for the Policy are set forth in the prospectus for the Trust which is included with this prospectus. These fess and expenses are also described above in the "Table of Investment Management Fees and Expenses."


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.




COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.


The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."


INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a) within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.


EFFECT OF POLICY LOANS


A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment

Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

         Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

         Preferred Loans:

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS


On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.


LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.


Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.


REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:

         (a) is the Face Amount prior to the withdrawal; and

         (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION

If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.


         If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.
         Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.


TERMINATION

The Policy will terminate on the earliest to occur of the following events:

         (a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

         (b) surrender of the Policy for its Net Cash Surrender Value;

         (c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;

         (d) the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a) the portion of the net premiums allocated to it; plus

         (b) any amounts transferred to it; plus

         (c) interest credited to it; less

         (d) any charges deducted from it; less

         (e) any partial withdrawals from it; less

         (f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. IN ADDITION, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.




THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         - The Policy must satisfy the definition of life insurance under
           Section 7702 of the Code.

         - The investments of the Separate Account Aust be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs

If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

Penalty Tax.

Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.

All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.


If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal (See the next paragraph, which describes an exception to this rule).

Certain Distributions Required by the Tax Law in the First 15 Policy Years.

As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.

If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2010, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).

Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING


The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. (The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number.) Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.


OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)  trading on the New York Stock Exchange is restricted,

(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

- the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

- the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

- any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife Financial Securities. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. Manulife Financial Securities may, from time to time, pay additional compensation for promotional contests and for certain sales and marketing activities. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 6.50% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC or all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.




FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.


The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.



The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                                   APPENDIX A
                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")

refers to The Manufacturers Life Insurance Company (U.S.A.)

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a) is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d) is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account A of the Company.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office back cover



Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.


         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


                  The Registrant's Investment Company and 1933 Act Numbers are 811-4834 and 333-71136, respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A

                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1 (800) 827-4546.

      The date of this Statement of Additional Information is May 1, 2003.

                The Manufacturers Life Insurance Company (U.S.A.)
                           38500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


ManUSA SPVL SAI

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History............................................
Services
       Independent Auditors................................................
Principal Underwriters.....................................................
Additional Information About Charges.......................................
Illustrations..............................................................
Financial Statements.......................................................

                         GENERAL INFORMATION AND HISTORY

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

SEPARATE ACCOUNT A

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS


         The independent auditors of the Company are Ernst & Young LLP located at 2001 Market Street, Philadelphia, PA 19103.

         The consolidated financial statements of the Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and the financial statements of Separate Account A of the Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.




                              PRINCIPAL UNDERWRITER


         Manulife Financial Securities LLC, ("Manulife Financial Securities") an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.



         The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife Financial Securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.


A registered representative will receive commissions not to exceed (a) 7% of premiums in the first year or (b) 6.50% of premiums in the first year, 2% of all premiums paid in the second year and .25% of Net Policy value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                  ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premium of $100,000. A male age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.


The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.984% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.984%, 5.016% and 11.016%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for both a single life and survivorship Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed.



The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.



Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately September 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                             Gross Investment Return            Gross Investment Return              Gross Investment Return
                             -----------------------            -----------------------              -----------------------
End Of      Accumulated                Cash                               Cash                                Cash
Policy        Premiums    Policy     Surrender    Death      Policy     Surrender    Death      Policy      Surrender      Death
Year(1)         (2)       Value        Value     Benefit     Value        Value     Benefit     Value         Value       Benefit
  1           105,000     97,554      89,601     571,810    103,469      94,979     571,810      109,383      100,356      571,810
  2           110,250     95,130      88,249     571,810    107,025      99,183     571,810      119,621      111,538      571,810
  3           115,763     92,717      86,858     571,810    110,665     103,581     571,810      130,787      123,704      571,810
  4           121,551     90,343      85,455     571,810    114,417     108,334     571,810      142,999      136,916      571,810
  5           127,628     88,001      84,036     571,810    118,284     113,200     571,810      156,353      151,270      571,810
  6           134,010     85,686      82,596     571,810    122,263     118,179     571,810      170,954      166,870      571,810
  7           140,710     83,387      81,125     571,810    126,350     123,267     571,810      186,915      183,831      571,810
  8           147,746     81,095      79,939     571,810    130,542     128,917     571,810      204,360      202,735      571,810
  9           155,133     78,801      78,715     571,810    134,837     134,712     571,810      223,430      223,305      571,810
 10           162,889     76,492      76,492     571,810    139,227     139,227     571,810      244,274      244,274      571,810
 15           207,893     67,395      67,395     571,810    170,351     170,351     571,810      400,508      400,508      571,810
 20           265,330     54,606      54,606     571,810    205,895     205,895     571,810      658,577      658,577      763,949
 25           338,635     33,520      33,520     571,810    244,359     244,359     571,810    1,083,127    1,083,127    1,158,945
 30           432,194          0(3)        0(3)  571,810    278,996     278,996     571,810    1,781,022    1,781,022    1,870,073
 35           551,602          0(3)        0(3)  571,810    292,107     292,107     571,810    2,913,889    2,913,889    3,059,583
 40           703,999          0(3)        0(3)  571,810    245,583     245,583     571,810    4,724,647    4,724,647    4,960,879
 45           898,501          0(3)        0(3)  571,810     30,270      30,270     571,810    7,669,759    7,669,759    7,746,457
 50         1,146,740          0(3)        0(3)  571,810          0(3)        0(3)  571,810   12,663,925   12,663,925   12,663,925

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account and (d) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                   6% Hypothetical                    12% Hypothetical
                             Gross Investment Return           Gross Investment Return             Gross Investment Return
                             -----------------------           -----------------------             -----------------------
End Of      Accumulated                Cash                              Cash                              Cash
Policy        Premiums     Policy    Surrender    Death      Policy    Surrender    Death      Policy    Surrender      Death
Year(1)         (2)        Value       Valu e    Benefit     Value       Value     Benefit     Value       Value       Benefit
   1          105,000     97,554     89,601      571,810   103,469      94,979     571,810      109,383     100,356      571,810
   2          110,250     95,130     88,249      571,810   107,025      99,183     571,810      119,621     111,538      571,810
   3          115,763     92,717     86,858      571,810   110,665     103,581     571,810      130,787     123,704      571,810
   4          121,551     90,305     85,419      571,810   114,380     108,296     571,810      142,962     136,879      571,810
   5          127,628     87,879     83,920      571,810   118,162     113,078     571,810      156,233     151,150      571,810
   6          134,010     85,424     82,344      571,810   121,999     117,916     571,810      170,694     166,611      571,810
   7          140,710     82,922     80,674      571,810   125,879     122,796     571,810      186,451     183,368      571,810
   8          147,746     80,354     79,211      571,810   129,786     128,161     571,810      203,618     201,992      571,810
   9          155,133     77,697     77,613      571,810   133,703     133,578     571,810      222,321     222,196      571,810
  10          162,889     74,924     74,924      571,810   137,606     137,606     571,810      242,702     242,702      571,810
  15          207,893     60,961     60,961      571,810   163,630     163,630     571,810      394,693     394,693      571,810
  20          265,330     33,469     33,469      571,810   184,469     184,469     571,810      644,961     644,961      748,154
  25          338,635          0(3)       0(3)   571,810   185,899     185,899     571,810    1,052,926   1,052,926    1,126,631
  30          432,194          0(3)       0(3)   571,810   129,725     129,725     571,810    1,718,500   1,718,500    1,804,425
  35          551,602          0(3)       0(3)   571,810         0(3)        0(3)  571,810    2,775,898   2,775,898    2,914,693
  40          703,999          0(3)       0(3)   571,810         0(3)        0(3)  571,810    4,412,690   4,412,690    4,633,325
  45          898,501          0(3)       0(3)   571,810         0(3)        0(3)  571,810    7,038,670   7,038,670    7,109,057
  50        1,146,740          0(3)       0(3)   571,810         0(3)        0(3)  571,810   11,621,854  11,621,854   11,621,854

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                   6% Hypothetical                    12% Hypothetical
                             Gross Investment Return           Gross Investment Return             Gross Investment Return
                             -----------------------           -----------------------             -----------------------
End Of      Accumulated                Cash                              Cash                              Cash
Policy        Premiums     Policy    Surrender    Death      Policy    Surrender    Death      Policy    Surrender      Death
Year(1)         (2)        Value       Value     Benefit     Value       Value     Benefit     Value       Value       Benefit
   1          105,000     97,125     89,211      305,427   103,032      94,581     305,427      108,938      99,952      305,427
   2          110,250     94,145     87,343      305,427   106,014      98,253     305,427      118,585     110,501      305,427
   3          115,763     91,055     85,314      305,427   108,948     101,939     305,427      129,023     121,939      305,427
   4          121,551     87,806     83,073      305,427   111,793     105,709     305,427      140,309     134,226      305,427
   5          127,628     84,376     80,595      305,427   114,535     109,452     305,427      152,540     147,457      305,427
   6          134,010     80,814     77,922      305,427   117,223     113,140     305,427      165,877     161,794      305,427
   7          140,710     77,088     75,020      305,427   119,836     116,753     305,427      180,442     177,358      305,427
   8          147,746     73,183     72,157      305,427   122,367     120,742     305,427      196,384     194,759      305,427
   9          155,133     69,077     69,004      305,427   124,805     124,680     305,427      213,878     213,753      305,427
  10          162,889     64,701     64,701      305,427   127,102     127,102     305,427      233,104     233,104      305,427
  15          207,893     40,554     40,554      305,427   143,530     143,530     305,427      378,673     378,673      439,260
  20          265,330      7,278      7,278      305,427   160,027     160,027     305,427      617,254     617,254      660,462
  25          338,635          0(3)       0(3)   305,427   172,869     172,869     305,427    1,009,764   1,009,764    1,060,252
  30          432,194          0(3)       0(3)   305,427   171,906     171,906     305,427    1,641,935   1,641,935    1,724,032
  35          551,602          0(3)       0(3)   305,427   132,355     132,355     305,427    2,644,276   2,644,276    2,776,490
  40          703,999          0(3)       0(3)   305,427         0(3)        0(3)  305,427    4,272,390   4,272,390    4,315,113
  45          898,501          0(3)       0(3)   305,427         0(3)        0(3)  305,427    7,054,097   7,054,097    7,054,097

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account and (d) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                   6% Hypothetical                    12% Hypothetical
                             Gross Investment Return           Gross Investment Return             Gross Investment Return
                             -----------------------           -----------------------             -----------------------
End Of      Accumulated                Cash                              Cash                              Cash
Policy        Premiums     Policy    Surrender    Death      Policy    Surrender    Death      Policy    Surrender      Death
Year(1)         (2)        Value       Value     Benefit     Value       Value     Benefit     Value       Value       Benefit
   1          105,000     97,125     89,211      305,427   103,032      94,581     305,427      108,938      99,952      305,427
   2          110,250     92,975     86,268      305,427   104,856      97,188     305,427      117,444     109,360      305,427
   3          115,763     88,705     83,130      305,427   106,586      99,745     305,427      126,670     119,587      305,427
   4          121,551     84,293     79,774      305,427   108,207     102,233     305,427      136,699     130,615      305,427
   5          127,628     79,707     76,164      305,427   109,693     104,625     305,427      147,613     142,530      305,427
   6          134,010     74,913     72,262      305,427   111,015     106,932     305,427      159,513     155,430      305,427
   7          140,710     69,871     68,024      305,427   112,145     109,061     305,427      172,517     169,433      305,427
   8          147,746     64,527     63,641      305,427   113,038     111,413     305,427      186,757     185,132      305,427
   9          155,133     58,819     58,757      305,427   113,645     113,520     305,427      202,393     202,268      305,427
  10          162,889     52,673     52,673      305,427   113,908     113,908     305,427      219,616     219,616      305,427
  15          207,893     14,441     14,441      305,427   114,441     114,441     305,427      352,549     352,549      408,957
  20          265,330          0(3)       0(3)   305,427    94,859      94,859     305,427      568,376     568,376      608,162
  25          338,635          0(3)       0(3)   305,427    21,267      21,267     305,427      921,212     921,212      967,273
  30          432,194          0(3)       0(3)   305,427         0(3)        0(3)  305,427    1,477,925   1,477,925    1,551,822
  35          551,602          0(3)       0(3)   305,427         0(3)        0(3)  305,427    2,334,227   2,334,227    2,450,939
  40          703,999          0(3)       0(3)   305,427         0(3)        0(3)  305,427    3,715,979   3,715,979    3,753,139
  45          898,501          0(3)       0(3)   305,427         0(3)        0(3)  305,427    6,135,337   6,135,337    6,135,337

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)








                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000












================================================================================
                            [MANULIFE FINANCIAL-LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000




                                    CONTENTS




REPORT OF INDEPENDENT AUDITORS..............................................  1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
     CONSOLIDATED BALANCE SHEETS............................................  2
     CONSOLIDATED STATEMENTS OF INCOME......................................  3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..............  4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..................................  5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................  7

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of
December 31, 2002 and 2001, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($US millions)

ASSETS                                                             2002         2001
                                                                 --------     --------

INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2002  $10,816; 2001 $10,526)   $11,869      $11,004
   Equity (cost: 2002 $714; 2001 $809)                                679          845
Mortgage loans                                                      1,921        1,675
Real estate                                                         1,078        1,037
Policy loans                                                        2,369        2,226
Short-term investments                                                919          695
                                                                  -------      -------
TOTAL INVESTMENTS                                                 $18,835      $17,482
                                                                  -------      -------
Cash and cash equivalents                                         $   103      $   112
Deferred acquisition costs                                          2,731        2,375
Net deferred tax asset                                                 --           59
Due from affiliates                                                   561          580
Amounts recoverable from reinsurers                                 1,069          804
Other assets                                                          674          728
Separate account assets                                            29,929       30,217
                                                                  -------      -------
TOTAL ASSETS                                                      $53,902      $52,357
                                                                  =======      =======
LIABILITIES, CAPITAL AND SURPLUS

LIABILITIES:
Policyholder liabilities and accruals                             $19,302      $18,174
Notes payable                                                         370          390
Net deferred tax liability                                            196           --
Due to affiliate                                                       65          250
Other liabilities                                                     858          657
Separate account liabilities                                       29,929       30,217
                                                                  -------      -------
TOTAL LIABILITIES                                                 $50,720      $49,688
                                                                  =======      =======
CAPITAL AND SURPLUS:
Capital stock                                                     $     5      $     5
Retained earnings                                                   2,666        2,511
Accumulated other comprehensive income                                511          153
                                                                  -------      -------
TOTAL CAPITAL AND SURPLUS                                         $ 3,182      $ 2,669
                                                                  -------      -------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                            $53,902      $52,357
                                                                  =======      =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                       2002       2001      2000
-------------------------------                    -------    -------   -------
REVENUE:
   Premiums                                        $ 1,002    $ 1,044   $ 1,001
   Fee income                                          930        903       958
   Net investment income                             1,157      1,184     1,207
   Net realized investment (losses) gains             (222)        56       129
   Other                                                 4         13        (3)
                                                   -------    -------   -------
TOTAL REVENUE                                      $ 2,871    $ 3,200   $ 3,292
                                                   -------    -------   -------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                $ 1,606    $ 1,734   $ 1,744
   Operating expenses and commissions                  575        617       652
   Amortization of deferred acquisition costs           92        276       217
   Interest expense                                     42         46        59
   Policyholder dividends                              370        348       339
                                                   -------    -------   -------
TOTAL BENEFITS AND EXPENSES                        $ 2,685    $ 3,021   $ 3,011
                                                   -------    -------   -------
INCOME BEFORE INCOME TAXES                             186        179       281
                                                   -------    -------   -------
INCOME TAX EXPENSE                                      31         34        70
                                                   -------    -------   -------
NET INCOME                                         $   155    $   145   $   211
                                                   =======    =======   =======


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31                       CAPITAL    RETAINED    COMPREHENSIVE    CAPITAL AND
($US millions)                                         STOCK     EARNINGS    INCOME (LOSS)      SURPLUS
-------------------------------                       -------    --------    -------------    -----------
BALANCE, JANUARY 1, 2000 (PREVIOUSLY REPORTED)        $     5     $ 1,990       $   128         $ 2,123
Adjustments to reflect January 1, 2002 merger of
   The Manufacturers Life Insurance Company (U.S.A)
   and Manulife Reinsurance Corporation (U.S.A.)           --         165           (12)            153
                                                      -------     -------       -------         -------
BALANCE, JANUARY 1, 2000 (RESTATED)                   $     5     $ 2,155       $   116         $ 2,276
Comprehensive income                                       --         211           187             398
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2000                            $     5     $ 2,366       $   303         $ 2,674
Comprehensive income                                       --         145          (150)             (5)
Capital contribution                                       --         125            --             125
Dividend to shareholder                                    --        (125)           --            (125)
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2001                            $     5     $ 2,511       $   153         $ 2,669
Comprehensive income                                       --         155           358             513
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2002                            $     5     $ 2,666       $   511         $ 3,182
                                                      =======     =======       =======         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                         2002        2001        2000
-------------------------------                                      --------    --------    --------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $  1,018    $  1,014    $  1,013
     Fee income                                                           981         930         962
     Net investment income                                              1,153       1,211       1,180
     Other revenue                                                          4          13          (3)
                                                                     --------    --------    --------
     TOTAL OPERATING CASH INFLOWS                                    $  3,156    $  3,168    $  3,152
   Operating cash outflows:
         Benefit payments                                               1,480       1,378       1,341
      Insurance expenses and taxes                                      1,180       1,193       1,231
      Dividends paid to policyholders                                     358         333         408
      Change in other assets and other liabilities                       (422)        (83)       (324)
                                                                     --------    --------    --------
      TOTAL OPERATING CASH OUTFLOWS                                  $  2,596    $  2,821    $  2,656
                                                                     --------    --------    --------
Net cash provided by operating activities                            $    560    $    347    $    496
                                                                     --------    --------    --------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  8,634    $ 10,623    $  7,053
Fixed-maturity securities purchased                                    (9,082)    (10,743)     (7,360)
Equity securities sold                                                     34         412       1,185
Equity securities purchased                                              (214)       (587)     (1,012)
Mortgage loans advanced                                                  (432)       (334)       (187)
Mortgage loans repaid                                                     186         200         274
Real estate sold                                                            1          39          98
Real estate purchased                                                     (60)        (29)        (58)
Policy loans advanced, net                                               (143)       (228)       (155)
Short-term investments                                                   (224)         33        (334)
Dividend Paid                                                               0        (125)          0
Other investments, net                                                     (4)        (29)         (3)
                                                                     --------    --------    --------
Net cash used in investing activities                                $ (1,304)   $   (768)   $   (499)
                                                                     --------    --------    --------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,778    $  1,768    $  1,336
Withdrawals from policyholder account balances                         (1,342)     (1,450)     (1,579)
Unearned revenue (Note 13)                                                168          --          --
Amounts due to affiliates                                                 101         150         200
Principal repayment of amounts due to affiliates                         (211)       (377)         --
Capital Contribution                                                        0         156           0
Net reinsurance recoverable                                               243         121          87
Borrowed (Repaid) Funds                                                    (2)         --          (2)
                                                                     --------    --------    --------
Net cash provided by financing activities                            $    735    $    368    $     42
                                                                     --------    --------    --------
Increase (decrease) in cash and cash equivalents during the period   $     (9)   $    (53)   $     39
Cash and cash equivalents at beginning of year                            112         165         126
                                                                     --------    --------    --------
BALANCE, END OF PERIOD                                               $    103    $    112    $    165
                                                                     ========    ========    ========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                               2002     2001     2000
-------------------------------                                             ------   ------   ------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   NET INCOME                                                                $ 155    $ 145    $ 211
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Realized gains/losses and provisions                                      222      (56)    (129)
     Net depreciation, amortization of bond premium discount and other          (5)      27      (27)
       investment related items
     Addition to policyholder liabilities and accruals                         126      356      403
     Deferred acquisition costs                                               (567)    (543)    (590)
     Amortization of deferred acquisition costs                                 92      276      217
     Increase in deferred tax liability, net                                    83       96        4
     Interest expense                                                           42       46       59
     Policyholder dividends                                                     12       15      (69)
     Change in other assets and other liabilities                              422       83      324
     Other, net                                                                (22)     (98)      93
                                                                             -----    -----    -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $ 560    $ 347    $ 496
                                                                             =====    =====    =====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                           (IN MILLIONS OF US DOLLARS)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

     Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

     The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 and 2000 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 and 2000 with the restated amounts:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                     2001         2000
     -------------------------------                   ------       ------
     TOTAL REVENUE:
     As previously reported by ManUSA                  $ 2,859     $ 3,044
     MRC, excluding MRL                                    341         248
                                                       -------     -------
     AS RESTATED                                       $ 3,200     $ 3,292
                                                       -------     -------
     NET INCOME:
     As previously reported by ManUSA                  $    41     $   248
     MRC, excluding MRL                                    104         (37)
                                                       -------     -------
     AS RESTATED                                       $   145     $   211
                                                       -------     -------

     Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

     In addition, on January 1, 2002, all of the inforce operations of The Manufacturers Life Insurance Company of America, a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

     In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

     ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.


2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   RECENT ACCOUNTING STANDARDS

     The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2002, goodwill amounted to $40 (2001 - $37). The Company has reviewed the new standards and determined that its goodwill is not impaired.

     The following table presents the net income in accordance with the transitional provisions of SFAS 142 in effect since January 1, 2002:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                               2001     2000
     -------------------------------                              ----     ----
     Net income as reported                                       $145     $211
     Addback:  Goodwill amortization, net of tax                     2        2
                                                                  ----     ----
     NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX      $147     $213
                                                                  ----     ----

         The FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation of certain variable interest entities by their primary beneficiary. This interpretation is effective for the fiscal or interim period beginning after June 15, 2003 for variable interest entities acquired before February 1, 2003, and immediately for variable interest entities created after January 31, 2003. This interpretation is not expected to have a material impact on the Company's financial results.

     C)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary, results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $3 after tax, included in other comprehensive income as at December 31, 2002, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     E)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     F)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

     G)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As at December 31, 2002, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies inforce as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2002, $7,691 (2001 - $7,441) of both assets and actuarial liabilities related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2002.

     H)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     I)  REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance inforce or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

     J)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     K)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     L)  STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options and deferred share units in MFC, the indirect parent of the Company. The intrinsic value method of accounting is used by MFC. As a result, no expense is recognized in either MFC's or ManUSA's income for stock options as the exercise price thereon is set at the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the award grant date. The intrinsic value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units.

     M)  INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, MIC, and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1]. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     N)  FOREIGN EXCHANGE TRANSLATION

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     O)  COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

     P)  USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2002, the Company made significant adjustments to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

     A)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2002, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                     GROSS                   GROSS
                                                                   UNREALIZED              UNREALIZED
          AS AT DECEMBER 31               AMORTIZED COST             GAINS                   LOSSES                   FAIR VALUE
                                       -------------------     -------------------     --------------------      -------------------
          ($US millions)                 2002        2001        2002        2001        2002         2001         2002        2001
                                       -------     -------     -------     -------     -------      -------      -------     -------
         FIXED-MATURITY SECURITIES:
         U.S. government               $ 2,562     $ 2,115     $   197     $    68     $    --      $   (11)     $ 2,759     $ 2,172
         Foreign governments             1,458       1,346         314         174          --           (2)       1,772       1,518
         Corporate                       6,326       6,303         638         322        (143)        (106)       6,821       6,519
         Asset - backed                    470         762          47          35          (1)          (2)         516         795
                                       -------     -------     -------     -------     -------      -------      -------     -------
         TOTAL FIXED-MATURITY
         SECURITIES                    $10,816     $10,526     $ 1,196     $   599     $  (144)     $  (121)     $11,868     $11,004
                                       -------     -------     -------     -------     -------      -------      -------     -------
         EQUITY SECURITIES             $   714     $   809     $    38     $    93     $   (73)     $   (57)     $   679     $   845
                                       -------     -------     -------     -------     -------      -------      -------     -------

         Proceeds from sales of fixed-maturity securities during 2002 were $8,481 (2001 - $10,710 and 2000 - $7,053). Gross gains and losses of
         $218 and $154 respectively, were realized on those sales (2001 - $230 and $100 respectively, 2000 - $80 and $258 respectively). In addition during 2002, other-than-temporary impairments of $109 (2001 - $73, 2000
         - $83) were recognized in income.


         Proceeds from the sale of equity securities during 2002 were $34 (2001
         - $412 and 2000 - $1,185). Gross gains and losses of $48 and $84 respectively, were realized on those sales (2001 - $20 and $31 respectively, 2000 - $319 and $60 respectively). In addition during 2002, other-than-temporary impairments of $135 (2001 - $48, 2000 - nil) were recognized in income.


         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below.


         AS AT DECEMBER 31, 2002
         ($US millions)                                                   AMORTIZED COST        FAIR VALUE
                                                                          --------------        ----------
         Fixed-maturity securities, excluding mortgage-backed securities:
              One year or less                                               $   465             $    475
              Greater than 1; up to 5 years                                    1,668                1,764
              Greater than 5; up to 10 years                                   2,740                2,968
              Due after 10 years                                               5,473                6,150
         Asset - backed securities                                               470                  512
                                                                             -------             --------
         TOTAL FIXED-MATURITY SECURITIES                                     $10,816             $ 11,869
                                                                             =======             ========

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

     B)  MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related specifically identified allowance for mortgage loan losses were as follows:

          AS AT DECEMBER 31
          ($US millions)                                                            2002                  2001
          -------------------------------------------                              -------               ------
          IMPAIRED LOANS                                                           $   80                $   79
                                                                                   -------               ------

          Allowance, January 1                                                     $   50                $   51

          Deductions                                                                  (14)                   (1)
                                                                                   ------                ------
          ALLOWANCE, DECEMBER 31                                                   $   36                $   50
                                                                                   ======                ======


      C) INVESTMENT INCOME

         Income by type of investment was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                 2002            2001             2000
          --------------------------------------------                 --------         ------           ------
          Fixed-maturity securities                                    $  729           $  751           $  794

          Equity securities                                                11               11               11

          Mortgage loans                                                  139              128              126

          Investment real estate                                           88               91              105

          Other investments                                               228              239              231
                                                                       ------           ------           ------

          Gross investment income                                       1,195            1,224            1,267

          Investment expenses                                             (38)             (36)             (60)
                                                                       ------           ------           ------

          NET INVESTMENT INCOME                                        $1,157           $1,184           $1,207
                                                                       ======           ======           ======


      D) SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA recognizes its proportionate share of the respective investee's net income or loss. As at December 31, 2002, the sum of total assets for both these investees was $393 (2001 - $396), with total liabilities amounting to $322 (2001
         - $295). For the year ended December 31, 2002, total net loss for both these investees amounted to $0.5 (2001 - $4).

     E)  SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2002, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $1,316 and $1,407 respectively (2001 - $1,122 and $1,148 respectively)

4.       COMPREHENSIVE INCOME

     A)  TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                     2002            2001           2000
          ---------------------------------------------------------         ------          ------         ------
          NET INCOME                                                        $  155          $  145         $  211
                                                                            ------          ------         ------

          OTHER COMPREHENSIVE INCOME, NET OF DAC, DEFERRED INCOME TAXES
          AND OTHER AMOUNTS REQUIRED TO SATISFY POLICYHOLDER LIABILITIES:
            Unrealized holding gains (losses) arising during the year          269            (118)           228
            Minimum pension liability                                          (25)             (3)            -
            Foreign currency translation                                        44             (13)            (2)
            Less:
              Reclassification adjustment for realized gains and
                losses included in net income                                   70             (16)           (39)
                                                                            ------           -----          -----

          Other comprehensive income                                           358            (150)           187
                                                                            ------           -----          -----

          COMPREHENSIVE INCOME                                              $  513          $   (5)        $  398
                                                                            ------           -----          -----

           Other comprehensive income is reported net of tax expense (benefit) of $169, $(74), and $102 for 2002, 2001 and 2000, respectively.

     B)  ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:


           AS AT DECEMBER 31
           ($US millions)                                                           2002                   2001
           -------------------------------------------                            -------                 -------
           UNREALIZED GAINS :
                Beginning balance                                                 $   173                 $   307
                Current period change                                                 339                    (134)
                                                                                  -------                 -------

                Ending balance                                                    $   512                 $   173
                                                                                  -------                 -------
           MINIMUM PENSION LIABILITY:
                Beginning balance                                                 $    (3)                $     -
                Current period change                                                 (25)                     (3)
                                                                                  -------                 -------

                Ending balance                                                    $   (28)                $    (3)
                                                                                  -------                 -------
           FOREIGN CURRENCY:
                Beginning balance                                                 $   (17)                $    (4)
                Current period change                                                  44                     (13)
                                                                                  -------                 -------

                Ending balance                                                    $    27                 $   (17)
                                                                                  -------                 -------

           ACCUMULATED OTHER COMPREHENSIVE INCOME                                 $   511                 $   153
                                                                                  =======                 =======

     C)  UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:


         AS AT DECEMBER 31
         ($US millions)                                                             2002                    2001
         --------------------------------------------                              ------                  ------
         Gross unrealized gains                                                    $1,234                  $  692

         Gross unrealized losses                                                     (217)                   (178)

         DAC and other amounts required to satisfy policyholder liabilities          (251)                   (244)

         Deferred income taxes                                                       (254)                    (97)
                                                                                   ------                  ------
         NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                     $  512                  $  173
                                                                                   ------                  ------



 5.      DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                            2002                   2001
          -------------------------------------------                              -------               --------
          Balance, January 1                                                       $ 2,375               $  2,133
          Capitalization                                                               568                    543
          Amortization                                                                 (92)                  (276)
          Effect of net unrealized gains on securities
            available-for-sale                                                        (118)                   (25)
                                                                                   -------               --------

          BALANCE, DECEMBER 31                                                     $ 2,731               $  2,375
                                                                                   -------               --------



 6.      INCOME TAXES

         The components of income tax expense were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                         2002             2001            2000
          -------------------------------------------                           ------           ------           -----
          Current (benefit) expense                                             $  (52)          $  (62)           $ 66

          Deferred expense                                                          83               96               4
                                                                                ------           ------            ----

          TOTAL INCOME TAX EXPENSE                                              $   31           $   34            $ 70
                                                                                ======           ======            ====


          Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

6.       INCOME TAXES (CONTINUED)

         Deferred income tax assets (liabilities), result from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

          AS AT DECEMBER 31
          ($US millions)                                                     2002           2001            2000
          --------------------------------------------                      -------        -------         ------
          DEFERRED TAX ASSETS:

               Policy reserves                                              $   576        $   689         $  652

               Investments                                                        5              1             19

               Policyholder dividends payable                                    13             13             11

               Net capital loss carried forward                                   -              -              6

               Net operating loss carried forward                               214             93             41

               Other deferred tax assets                                         60             49             40
                                                                            -------        -------         ------

          Total Deferred tax assets                                         $   868        $   845         $  769
                                                                            -------        -------         ------

          DEFERRED TAX LIABILITIES:

               Deferred acquisition costs                                   $   548        $   431         $  357

               Unrealized gains on securities available-for-sale                349            169            146

               Premiums receivable                                               27             32             23

               Investments                                                       90            117             52

               Other deferred tax liabilities                                    50             37             43
                                                                            -------        -------         ------

          Total Deferred tax liabilities                                    $ 1,064        $   786         $  621
                                                                            -------        -------         ------

          NET DEFERRED TAX (LIABILITIES) ASSETS                             $  (196)       $    59         $  148
                                                                            -------        -------         ------

         ManUSA files a consolidated federal income tax return with its direct parent MIC, and it's subsidiaries, excluding MNY, which files its own separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA.

         A tax sharing agreement between ManUSA and the various companies sets forth the manner in which each company's provision (benefit) is computed. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates. Such settlements occur on a periodic basis.

         At December 31, 2002, the Company has operating loss carryforwards of $612 that will begin to expire in 2011, and $1.4 million of tax credits with no expiry limitation. At December 31, 2001 and December 31, 2000, the company had operating loss carryforwards of $266 and $117 respectively that will begin to expire in 2011, and $1.4 and $0.9 million respectively of tax credits with no expiry limitation.


7.       NOTE PAYABLE

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC. Both of these debentures mature on February 1, 2022.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. Both of these debentures mature on February 1, 2022. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         Except in the event of insolvency or wind-up of the Company, these instruments may not be redeemed during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $31 for each of 2002, 2001, and 2000. Interest paid was $32, $31, and $31 for 2002, 2001, and 2000, respectively.


8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


         AS AT DECEMBER 31
         ($US millions)                                                      2002                     2001
         ------------------------------------------------------              ----                     ----
         AUTHORIZED:
              50,000,000 Preferred shares, Par value $1.00                     -                       -
              50,000,000 Common shares, Par value $1.00
         ISSUED AND OUTSTANDING:
              100,000 Preferred shares
              4,728,934 Common shares                                          5                       5
                                                                             ---                      ---

          As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                                        US STATUTORY BASIS
                                                                            -------------------------------------------
         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                                                                    2001              2000
                                                                            2002       (NOT RESTATED)     (NOT RESTATED)
                                                                           ------      --------------     --------------
         THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
            Net (loss) income                                              $  (396)       $    55            $   200
            Net capital and surplus                                          1,078          1,280              1,384
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
            Net loss                                                       $     -        $  (117)           $   (59)
            Net capital and surplus                                              -            212                152
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
            Net loss                                                       $     -        $   (20)           $   (19)
            Net capital and surplus                                              -            100                120
         MANULIFE REINSURANCE CORPORATION (U.S.A.):
            Net income                                                     $     -        $   171            $     6
            Net capital and surplus                                              -          1,359              1,280
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
            Net loss                                                       $   (26)       $   (26)           $    (3)
            Net capital and surplus                                             52             34                 61
                                                                           -------        -------            -------

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $209.

         As a result of demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.


9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

     A)  EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $65 (2001 - $56), which was based on an assumed interest rate of 6.75% (2001 - 7.25%). The fair value of the Plan assets totaled $60 (2001 - $74).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     A)  EMPLOYEE RETIREMENT PLAN (CONTINUED)

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary by service, and interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Supplemental Plan was $25 (2001 - $25), which was based on an assumed interest rate of 6.75% (2001 - 7.25%).

     B)  401(k) PLAN

         The Company sponsors a defined contribution 401(k) savings plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 for each of 2002, 2001, and 2000, respectively.

     C)  POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2002, the benefit obligation of the postretirement benefit plan was $23, which was based on an assumed interest rate of 6.75%. This plan is unfunded. Postretirement benefit plan expenses for 2002 were $2.

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

     Information applicable to the Employee Retirement Plan and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                        EMPLOYEE       POSTRETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
     AS AT DECEMBER 31                                               ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     CHANGE IN BENEFIT OBLIGATION
     Benefit obligation at beginning of year                         $ (81)   $ (77)   $ (21)   $ (18)
     Service cost                                                       (4)      (3)      (1)      (1)
     Interest cost                                                      (6)      (5)      (1)      (1)
     Amendments                                                         --       --       --       --
     Actuarial loss                                                     (6)      (2)      (1)      (2)
     Benefits paid                                                       7        6        1        1
                                                                     -----    -----    -----    -----
     Benefit obligation at end of year                               $ (90)   $ (81)   $ (23)   $ (21)
                                                                     -----    -----    -----    -----
     CHANGE IN PLAN ASSETS
     Fair value of plan assets at beginning of year                  $  74    $  84    $  --    $  --
     Actual return on plan assets                                      (10)      (6)      --       --
     Employer contribution                                               3        2        1        1
     Benefits paid                                                      (7)      (6)      (1)      (1)
                                                                     -----    -----    -----    -----
     Fair value of plan assets at end of year                        $  60    $  74    $  --    $  --
                                                                     -----    -----    -----    -----

     Funded status                                                   $ (30)   $  (7)   $ (23)   $ (21)
     Unrecognized transition asset                                      (3)      (6)      --       --
     Unrecognized actuarial loss (gain)                                 52       31      (11)     (12)
     Unrecognized prior service cost                                     3        3       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----
     Amounts recognized in consolidated balance sheets consist of:
        Prepaid benefit cost                                         $  --    $  38    $  --    $  --
        Accrued benefit liability                                      (24)     (22)     (34)     (33)
        Intangible asset                                                 3        1       --       --
        Accumulated other comprehensive income                          43        4       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----



                                                                        EMPLOYEE       POST-RETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
                                                                     ---------------   ---------------
     AS AT DECEMBER 31                                                2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     WEIGHTED AVERAGE ASSUMPTIONS
     Discount rate                                                    6.75%    7.25%    6.75%    7.25%
     Expected return on plan assets                                   8.50%    9.00%     N/A      N/A
     Rate of compensation increase                                    5.00%    5.00%    5.00%    5.00%
     Cost-of-living increase                                          3.00%    3.00%     N/A      N/A

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

     On December 31, 2002, the accrued postretirement benefit plan obligation was $23. The postretirement benefit obligation for eligible active employees was $4. The amount of the postretirement benefit obligation for ineligible active employees was $7. For measurement purposes as at December 31, 2002, a 9.50% and 11.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2012 and 2016, respectively, and remain at that level thereafter.

                                                                      EMPLOYEE       POST-RETIREMENT
                                                                     RETIREMENT          BENEFIT
                                                                        PLANS             PLAN
     AS AT DECEMBER 31                                             ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN
     SPONSOR
     Service cost                                                    $   4    $   3    $   1    $   1
     Interest cost                                                       6        5        1        1
     Expected return on plan assets                                     (7)      (7)      --       --
     Amortization of net transition obligation                          (2)      (2)      --       --
     Recognized actuarial loss (gain)                                   --       --       (1)      (1)
                                                                     -----    -----    -----    -----
     NET PERIODIC BENEFIT COST                                       $   1    $  (1)   $   1    $   1
                                                                     -----    -----    -----    -----

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $90, $84, and $61 respectively as at December 31, 2002 and $26, $25, and $2 respectively as of December 31, 2001.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2002 values:



                                                            ONE-PERCENTAGE-          ONE-PERCENTAGE-
     ($US millions)                                         POINT INCREASE           POINT DECREASE
     -------------                                          ---------------          ---------------
     Effect on total of service and interest cost                $ --                     $ --
     components
     Effect on post-retirement benefit obligation                $  3                     $ (3)

10.  STOCK BASED COMPENSATION

     There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:


                                                     2002                       2001
                                            -----------------------   -----------------------
                                                          Weighted                  Weighted
                                                           average                   average
                                             Number of    exercise    Number of     exercise
                                             options        price      options         price
         For the years ended December 31    (thousands)     (Cdn)     (thousands)      (Cdn)
                                            -----------   ---------   -----------   ---------
         Outstanding, January 1                1,000       $ 38.36        337        $ 31.60
         Granted                                 764       $ 42.76        663        $ 41.80
         Exercised                               (20)      $ 31.91         --             --
         Forfeited/Cancelled                     (72)      $ 40.12         --             --
                                              ------       -------     ------        -------
         Outstanding, December 31              1,672       $ 40.37      1,000        $ 38.36
                                              ======       =======     ======        =======
         Exercisable, as at December 31          374       $ 35.44        169        $ 31.60
                                              ======       =======     ======        =======

         The exercise price of stock options outstanding range from Cdn $31.60 to Cdn $46.95 and have a weighted average contractual remaining life of
         8.3 years.

         The weighted average fair value of each option granted in the year has been estimated at $13.85 (Canadian) (2001 - $14.12 (Canadian)) using the Black-Scholes option pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 5.2% (2001 - 5.3%), dividend yield of 1.4% (2001 - 1.2%), expected volatility of 25% (2001 - 25%) and expected life of 7 years (2001 - 7 years). These stock options have no impact on ManUSA's income because the options had no intrinsic value at the grant date and are accounted for by MFC as fixed awards under APB 25.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees of the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2002 and 2001. The number of DSUs outstanding was 154,608 as at December 31, 2002 (2001 - 156,800).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2001 - $1, 2000 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                                  NOTIONAL OR
         AS AT DECEMBER 31                     CONTRACT AMOUNTS       CARRYING VALUE            FAIR VALUE
                                              -----------------     ------------------      ------------------
         ($US millions)                        2002       2001       2002        2001        2002        2001
                                              ------     ------     ------      ------      ------      ------
         Interest rate & currency swaps &
          floors                              $1,039     $1,098     $  (15)     $    2      $  (15)     $    2
         Interest rate option written             22         22         (2)         (1)         (2)         (1)
         Equity Contracts                          2         37         --          --          --          --
         Currency forwards                     1,040        909          5         (11)          5         (11)
                                              ------     ------     ------      ------      ------      ------
         TOTAL DERIVATIVES                    $2,103     $2,066     $  (12)     $  (10)     $  (12)     $  (10)
                                              ------     ------     ------      ------      ------      ------

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2002 were as follows:


         ($US millions)                           CARRYING VALUE   FAIR VALUE
                                                  --------------   ----------
          ASSETS:
             Fixed-maturity and equity securities     $12,548       $12,548
             Mortgage loans                             1,921         2,173
             Policy loans                               2,369         2,369
             Separate account assets                   29,929        29,929
          LIABILITIES:
             Insurance investment contracts           $ 2,012       $ 2,027
             Derivative financial instruments              12            12
             Separate account liabilities              29,929        29,929
                                                      -------       -------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $277 in 2002. Prior to 2001, the agreements were with MLI, a Canadian 100% directly owned subsidiary of MFC. Costs incurred under these agreements were $272 and $301 for 2001 and 2000, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $168, which is classified as unearned revenue and reported in other liabilities. The amount will be amortized to income as payments are made to MRL.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $487 (2001 - $506) representing the receivable from MRL for the transferred assets which is accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan. The loan bears interest at a fluctuating rate equivalent to LIBOR plus 25 basis points and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding as at December 31, 2002 is $61 (96 Canadian). ManUSA entered into an agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. A notional amount of a currency swap between ManUSA and MLI, equal to the loan repayment was terminated at the time of the loan's repayment with no gain or loss.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. The loan bears interest at a fluctuating rate equal or equivalent to LIBOR plus 25 basis points and is payable quarterly started March 28, 2001.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. The loan bears interest at a rate of 5.6% per annum and is payable annually on December 15. The principal balance together with all unpaid interest are due and payable on December 15, 2003.

         On December 28, 2002, the Company entered into a promissory note agreement with MHHL to borrow $62 ($96 Canadian). Terms of the agreement include a maturity date of December 28, 2003 and interest rate set at the 3-month Banker's Acceptance rate plus 32 basis points. Interest is payable quarterly starting March 28, 2003.

         As at December 31, 2002, the Company has a total of 5 inter-company loans with MRL ranging in carrying value from a payable of $27 to a receivable of $18 (2001 - 8 loans receivable ranging in value from $2 to $20). The loans mature from January 30, 2003 to May 11, 2006 and bear interest rates ranging from 1.26% to 7.65%.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with insurance companies were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                         2002          2001          2000
                                              -------       -------       -------
         Direct premiums                      $ 1,011       $   991       $   999
         Reinsurance assumed                      323           369           324
         Reinsurance ceded                       (332)         (320)         (322)
                                              -------       -------       -------
         TOTAL PREMIUMS                       $ 1,002       $ 1,040       $ 1,001
                                              -------       -------       -------

         Reinsurance recoveries on ceded reinsurance contracts were $311, $416, and $343 during 2002, 2001 and 2000, respectively.

15.      CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $13 for 2003, and $10 for 2004 and thereafter. There were no other material operating leases in existence at the end of 2002.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT THREE)

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity...........................   2
Statements of Operations and Changes in Contract Owners' Equity...........   4
Notes to Financial Statements.............................................  28

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (formerly The Manufacturers Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


March 28, 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
  Sub-Accounts:
    Aggressive Growth Trust - 554,648 shares (cost $9,184,019)            $   5,502,103
    All Cap Core Trust - 1,017,440 shares (cost $18,167,917)                 10,611,901
    All Cap Growth Trust - 1,084,146 shares (cost $19,690,047)               12,088,231
    All Cap Value Trust - 82,296 shares (cost $813,128)                         748,895
    Balanced Trust - 2,030,339 shares (cost $34,672,535)                     23,064,651
    Blue Chip Growth Trust - 2,482,268 shares (cost $44,138,455)             29,762,395
    Capital Appreciation Trust - 92,870 shares (cost $695,696)                  576,722
    Capital Opportunities Trust - 64,422 shares (cost $601,031)                 501,850
    Core Value Trust - 24,610 shares (cost $250,890)                            230,102
    Diversified Bond Trust - 1,212,256 shares (cost $12,717,521)             13,201,469
    Dynamic Growth Trust - 466,811 shares (cost $2,385,472)                   1,591,827
    Emerging Small Company Trust - 2,489,717 shares (cost $64,460,672)       45,935,275
    Equity-Income Trust - 2,664,741 shares (cost $41,340,992)                33,629,032
    Equity Index Trust - 4,609,120 shares (cost $73,991,326)                 49,640,226
    Financial Services Trust - 60,681 shares (cost $642,037)                    579,506
    Fundamental Value Trust - 423,651 shares (cost $4,631,059)                4,160,248
    Global Bond Trust - 186,398 shares (cost $2,351,504)                      2,570,429
    Global Equity Trust - 850,403 shares (cost $9,034,551)                    8,835,687
    Global Equity Select Trust - 2,724 shares (cost $31,508)                     28,388
    Growth & Income Trust - 2,271,454 shares (cost $60,379,448)              39,523,291
    Health Sciences Trust - 122,769 shares (cost $1,443,264)                  1,206,815
    High Grade Bond Trust - 27,850 shares (cost $367,243)                       383,495
    High Yield Trust - 968,349 shares (cost $8,335,603)                       8,211,601
    Income & Value Trust - 1,429,523 shares (cost $14,534,080)               11,950,809
    International Equity Select Trust - 6,389 shares (cost $71,188)              67,850
    International Index Trust - 145,609 shares (cost $1,201,851)              1,013,441
    International Small Cap Trust - 419,246 shares (cost $4,047,364)          3,945,106
    International Stock Trust - 2,270,044 shares (cost $16,826,568)          16,979,927
    International Value Trust - 533,277 shares (cost $4,716,140)              4,586,178
    Internet Technologies Trust - 408,758 shares (cost $1,044,133)              972,843
    Investment Quality Bond Trust - 2,089,209 shares (cost $24,220,886)      25,759,942
    Large Cap Growth Trust - 1,786,687 shares (cost $20,998,182)             13,596,687
    Lifestyle Aggressive 1000 Trust - 594,358 shares (cost $6,753,364)        4,838,074
    Lifestyle Balanced 640 Trust - 1,682,521 shares (cost $20,124,302)       17,329,966
    Lifestyle Conservative 280 Trust - 141,042 shares (cost $1,772,625)       1,792,639
    Lifestyle Growth 820 Trust - 2,692,657 shares (cost $33,110,602)         24,987,853
    Lifestyle Moderate 460 Trust - 302,587 shares (cost $3,592,438)           3,395,023

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
  Sub-Accounts:
    Mid Cap Growth Trust - 151,604 shares (cost $1,136,383)                   $   1,105,190
    Mid Cap Index Trust - 247,305 shares (cost $3,031,693)                        2,675,839
    Mid Cap Opportunities Trust - 108,892 shares (cost $984,751)                    804,712
    Mid Cap Stock Trust - 325,090 shares (cost $3,074,171)                        2,711,254
    Mid Cap Value Trust - 546,695 shares (cost $6,788,259)                        6,418,204
    Money Market Trust - 10,364,912 shares (cost $103,649,118)                  103,649,118
    Overseas Trust - 773,991 shares (cost $5,303,246)                             5,178,003
    Pacific Rim Emerging Markets Trust - 1,054,626 shares (cost $7,149,472)       6,127,376
    Quantitative Equity Trust - 2,727,914 shares (cost $61,675,264)              33,798,849
    Quantitative Mid Cap Trust - 52,149 shares (cost $493,444)                      411,458
    Real Estate Securities Trust - 1,643,558 shares (cost $25,562,132)           25,376,534
    Science & Technology Trust - 1,666,402 shares (cost $19,556,755)             12,664,658
    Select Growth Trust - 23,445 shares (cost $208,488)                             193,187
    Small Cap Index Trust - 281,108 shares (cost $2,995,318)                      2,468,125
    Small Company Blend Trust - 429,457 shares (cost $4,303,711)                  3,504,368
    Small Company Value Trust - 759,986 shares (cost $10,411,153)                 9,803,823
    Small-Mid Cap Trust - 9,571 shares (cost $107,499)                               94,277
    Small-Mid Cap Growth Trust - 12,700 shares (cost $107,783)                       92,840
    Strategic Bond Trust - 630,302 shares (cost $6,670,542)                       6,863,987
    Strategic Growth Trust - 148,582 shares (cost $1,329,963)                     1,178,257
    Strategic Opportunities Trust - 2,526,780 shares (cost $40,931,360)          19,557,281
    Tactical Allocation Trust - 67,230 shares (cost $671,448)                       518,345
    Telecommunications Trust - 60,465 shares (cost $292,070)                        250,928
    Total Return Trust - 906,913 shares (cost $12,584,331)                       13,086,755
    Total Stock Market Index Trust - 262,356 shares (cost $2,410,535)             2,001,779
    U.S. Government Securities Trust - 1,394,980 shares (cost $19,030,329)       19,836,614
    U.S. Large Cap Value Trust - 1,153,599 shares (cost $13,761,970)             10,855,368
    Utilities Trust - 59,910 shares (cost $445,206)                                 425,957
    Value Trust - 990,772 shares (cost $15,449,795)                              12,374,748
    500 Index Trust - 1,848,042 shares (cost $16,801,866)                        14,045,123
                                                                              -------------
Total assets                                                                  $ 741,873,434
                                                                              =============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                       $ 741,873,434
                                                                              =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                  SUB-ACCOUNT
                                        ----------------------------------------------------------------
                                               AGGRESSIVE GROWTH
                                                     TRUST                      ALL CAP CORE TRUST
                                        ----------------------------------------------------------------
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                          DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                                        ----------------------------------------------------------------
Income:
Net investment income during the year   $           -    $           -    $           -    $           -
Realized gain (loss) during the year         (925,973)        (276,574)      (3,645,232)      (1,453,148)
Unrealized appreciation (depreciation)
   during the year                           (884,506)      (1,883,802)          29,129       (2,298,076)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                              (1,810,479)      (2,160,376)      (3,616,103)      (3,751,224)
                                        ----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                 1,332,627        2,281,980        2,840,398        4,107,592
   Transfer on terminations                  (514,959)        (523,329)      (1,595,881)      (1,766,097)
   Transfer on policy loans                   (72,586)         (10,538)        (139,370)         (20,212)
   Net interfund transfers                   (470,248)          45,823       (1,438,473)        (491,472)
                                        ----------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                     274,834        1,793,936         (333,326)       1,829,811
                                        ----------------------------------------------------------------

Total increase (decrease) in assets        (1,535,645)        (366,440)      (3,949,429)      (1,921,413)

Assets beginning of year                    7,037,748        7,404,188       14,561,330       16,482,743
                                        ----------------------------------------------------------------
Assets end of year                      $   5,502,103    $   7,037,748    $  10,611,901    $  14,561,330
                                        ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
      ALL CAP GROWTH                    ALL CAP VALUE                                                 BLUE CHIP GROWTH
           TRUST                            TRUST                    BALANCED TRUST                        TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $    998,403    $         19    $         75    $    650,234    $    713,899    $          -    $  2,422,196
  (4,313,449)       (510,682)       (204,466)           (953)     (2,123,840)       (899,745)     (2,278,693)        (52,580)

     199,577      (5,318,988)        (91,804)         27,571      (2,724,751)     (3,301,218)     (6,980,882)     (7,668,299)
----------------------------------------------------------------------------------------------------------------------------

  (4,113,872)     (4,831,267)       (296,251)         26,693      (4,198,357)     (3,487,064)     (9,259,575)     (5,298,683)
----------------------------------------------------------------------------------------------------------------------------

   2,218,841       3,956,889         286,243          95,130       3,363,708       3,553,693       6,320,675       9,261,206
  (1,363,245)     (1,517,045)        (69,859)         (7,785)     (4,308,253)     (3,771,443)     (3,703,726)     (3,366,434)
     (61,997)        (29,837)         (2,586)              -         (89,439)         16,306         (78,836)        (24,895)
  (1,751,367)        628,230         404,933         312,377      (2,678,680)       (910,650)        358,523         526,751
----------------------------------------------------------------------------------------------------------------------------

    (957,768)      3,038,237         618,731         399,722      (3,712,664)     (1,112,094)      2,896,636       6,396,628
----------------------------------------------------------------------------------------------------------------------------

  (5,071,640)     (1,793,030)        322,480         426,415      (7,911,021)     (4,599,158)     (6,362,939)      1,097,945

  17,159,871      18,952,901         426,415               -      30,975,672      35,574,830      36,125,334      35,027,389
----------------------------------------------------------------------------------------------------------------------------
$ 12,088,231    $ 17,159,871    $    748,895    $    426,415    $ 23,064,651    $ 30,975,672    $ 29,762,395    $ 36,125,334
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   CAPITAL APPRECIATION             CAPITAL OPPORTUNITIES
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $          -    $          -
Realized gain (loss) during the year                 (60,404)         (3,268)         (8,993)         (3,137)
Unrealized appreciation (depreciation)
   during the year                                  (120,788)          1,814        (105,428)          6,247
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (181,192)         (1,454)       (114,421)          3,110
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         285,685         120,978         194,888         111,183
    Transfer on terminations                         (68,349)         (6,905)        (25,769)          2,937
    Transfer on policy loans                          (6,926)              -               -               -
    Net interfund transfers                          247,659         187,226          84,015         245,907
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           458,069         301,299         253,134         360,027
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  276,877         299,845         138,713         363,137

Assets beginning of year                             299,845               -         363,137               -
                                                ------------------------------------------------------------
Assets end of year                              $    576,722    $    299,845    $    501,850    $    363,137
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           EMERGING
      CORE VALUE TRUST             DIVERSIFIED BOND TRUST           DYNAMIC GROWTH TRUST             SMALL COMPANY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      1,007    $        123    $    526,225    $    228,405    $          -    $      2,669    $          -    $  2,989,181
        (859)             46           5,528         (51,790)       (750,975)       (362,746)       (867,854)        523,643

     (23,591)          2,802         360,853         124,248         174,955        (438,379)    (18,817,305)    (24,618,446)
----------------------------------------------------------------------------------------------------------------------------

     (23,443)          2,971         892,606         300,863        (576,020)       (798,456)    (19,685,159)    (21,105,622)
----------------------------------------------------------------------------------------------------------------------------

     143,297           2,313       1,501,717       1,625,526         467,476         690,350       6,493,290       8,226,969
     (18,810)           (830)     (1,488,923)       (338,697)       (143,351)       (127,695)     (7,988,413)     (7,911,365)
           -               -         (96,278)        (18,695)        (10,009)        (28,461)       (116,641)       (330,245)
      79,518          45,086       5,753,617       1,805,608        (122,857)        759,188      (3,013,104)     (2,344,218)
----------------------------------------------------------------------------------------------------------------------------

     204,005          46,569       5,670,133       3,073,742         191,259       1,293,382      (4,624,868)     (2,358,859)
----------------------------------------------------------------------------------------------------------------------------

     180,562          49,540       6,562,739       3,374,605        (384,761)        494,926     (24,310,027)    (23,464,481)

      49,540               -       6,638,730       3,264,125       1,976,588       1,481,662      70,245,302      93,709,783
----------------------------------------------------------------------------------------------------------------------------
$    230,102    $     49,540    $ 13,201,469    $  6,638,730    $  1,591,827    $  1,976,588    $ 45,935,275    $ 70,245,302
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     EQUITY-INCOME TRUST             EQUITY INDEX TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $  1,349,315    $  3,013,469    $    647,555    $  1,793,940
Realized gain (loss) during the year                (434,536)        165,555      (1,228,558)        319,126
Unrealized appreciation (depreciation)
    during the year                               (5,952,967)     (2,788,075)    (14,294,327)    (11,632,054)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                    (5,038,188)        390,949     (14,875,330)     (9,518,988)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       4,041,638       4,698,752       7,285,810      10,090,870
    Transfer on terminations                      (2,850,017)     (2,328,113)     (7,071,986)     (6,060,140)
    Transfer on policy loans                        (249,726)        (50,148)        919,863        (122,471)
    Net interfund transfers                        6,195,339       2,870,548      (1,531,921)     (3,841,934)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         7,137,234       5,191,039        (398,234)         66,325
                                                ------------------------------------------------------------

Total increase (decrease) in assets                2,099,046       5,581,988     (15,273,564)     (9,452,663)

Assets beginning of year                          31,529,986      25,947,998      64,913,790      74,366,453
                                                ------------------------------------------------------------
Assets end of year                              $ 33,629,032    $ 31,529,986    $ 49,640,226    $ 64,913,790
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
     FINANCIAL SERVICES              FUNDAMENTAL VALUE
           TRUST                           TRUST                     GLOBAL BOND TRUST              GLOBAL EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$         10    $         86    $      2,588    $          -    $          -    $          -    $    127,745    $  1,777,032
     (22,964)         (4,404)        (62,394)         (4,158)        147,039          (3,942)     (2,839,362)     (1,809,979)

     (69,931)          7,400        (476,467)          5,656         221,756           1,055         761,544      (1,826,021)
----------------------------------------------------------------------------------------------------------------------------

     (92,885)          3,082        (536,273)          1,498         368,795          (2,887)     (1,950,073)     (1,858,968)
----------------------------------------------------------------------------------------------------------------------------

     131,251          77,874       1,494,972         347,214         335,185         513,599       1,587,921       2,464,096
    (112,354)         (8,872)       (226,426)        (41,760)       (190,880)        (75,372)     (1,012,082)     (1,351,234)
        (456)           (746)         (9,142)         (2,237)         (6,317)           (121)          2,211         (21,958)
     339,761         242,851       1,386,726       1,745,676         793,892         100,923        (507,473)        305,763
----------------------------------------------------------------------------------------------------------------------------

     358,202         311,107       2,646,130       2,048,893         931,880         539,029          70,577       1,396,667
----------------------------------------------------------------------------------------------------------------------------

     265,317         314,189       2,109,857       2,050,391       1,300,675         536,142      (1,879,496)       (462,301)

     314,189               -       2,050,391               -       1,269,754         733,612      10,715,183      11,177,484
----------------------------------------------------------------------------------------------------------------------------
$    579,506    $    314,189    $  4,160,248    $  2,050,391    $  2,570,429    $  1,269,754    $  8,835,687    $ 10,715,183
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                       SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    GLOBAL EQUITY SELECT               GROWTH & INCOME
                                                           TRUST                            TRUST
                                                  ----------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $        321    $          -    $  1,898,492    $  2,743,694
Realized gain (loss) during the year                      48              32        (342,763)        551,538
Unrealized appreciation (depreciation)
    during the year                                   (4,537)          1,417     (14,246,266)     (9,504,160)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                        (4,168)          1,449     (12,690,537)     (6,208,928)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             703               -       6,719,947       9,769,331
    Transfer on terminations                          (2,770)           (343)     (4,476,502)     (4,241,463)
    Transfer on policy loans                               -               -        (207,203)       (138,888)
    Net interfund transfers                           21,528          11,989      (1,533,612)         34,361
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            19,461          11,646         502,630       5,423,341
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   15,293          13,095     (12,187,907)       (785,587)

Assets beginning of year                              13,095               -      51,711,198      52,496,785
                                                ------------------------------------------------------------
Assets end of year                              $     28,388    $     13,095    $ 39,523,291    $ 51,711,198
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
       HEALTH SCIENCES                HIGH GRADE BOND                                                 INCOME & VALUE
           TRUST                           TRUST                      HIGH YIELD TRUST                     TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01*     DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$      2,696    $          -    $      2,161    $      5,145    $    478,585    $    499,808    $    245,476    $    315,493
     (64,358)           (530)          1,063              36      (1,074,481)       (929,040)       (467,202)       (145,567)

    (281,929)         45,481          21,819          (5,568)        274,981         126,462      (1,770,201)        (68,156)
----------------------------------------------------------------------------------------------------------------------------

    (343,591)         44,951          25,043            (387)       (320,915)       (302,770)     (1,991,927)        101,770
----------------------------------------------------------------------------------------------------------------------------

     220,811         328,733         187,120          85,889       1,287,962       1,141,776       2,008,993       1,711,255
    (145,071)         (7,534)        (46,115)         (3,708)       (520,967)       (337,768)     (1,284,241)       (688,096)
      (4,473)           (746)              -               -         (63,045)        (16,667)        (24,760)          3,689
     461,725         652,010          58,822          76,831       1,656,929       1,071,298       4,967,192       1,164,672
----------------------------------------------------------------------------------------------------------------------------

     532,992         972,463         199,827         159,012       2,360,879       1,858,639       5,667,184       2,191,520
----------------------------------------------------------------------------------------------------------------------------

     189,401       1,017,414         224,870         158,625       2,039,964       1,555,869       3,675,257       2,293,290

   1,017,414               -         158,625               -       6,171,637       4,615,768       8,275,552       5,982,262
----------------------------------------------------------------------------------------------------------------------------
$  1,206,815    $  1,017,414    $    383,495    $    158,625    $  8,211,601    $  6,171,637    $ 11,950,809    $  8,275,552
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                    INTERNATIONAL EQUITY             INTERNATIONAL INDEX
                                                         SELECT TRUST                       TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $     14,133    $      8,893
Realized gain (loss) during the year                    (799)              -         (88,752)        (29,221)
Unrealized appreciation (depreciation)
   during the year                                    (3,556)            218        (107,281)        (74,519)
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         (4,355)            218        (181,900)        (94,847)
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          32,858           1,388         249,032         494,384
    Transfer on terminations                          (8,806)            (91)       (102,173)        (40,269)
    Transfer on policy loans                               -               -          (8,904)         (2,092)
    Net interfund transfers                           36,506          10,132         281,413         259,859
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            60,558          11,429         419,368         711,882
                                                ------------------------------------------------------------

Total increase (decrease) in assets                   56,203          11,647         237,468         617,035

Assets beginning of year                              11,647               -         775,973         158,938
                                                ------------------------------------------------------------
Assets end of year                              $     67,850    $     11,647    $  1,013,441    $    775,973
                                                ============================================================

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
    INTERNATIONAL SMALL              INTERNATIONAL STOCK             INTERNATIONAL VALUE
        CAP TRUST                           TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $          -    $     89,227    $  1,090,518    $     40,048    $     54,398
    (547,710)     (3,288,079)     (6,916,278)     (7,216,325)       (649,103)       (210,611)

    (113,151)      1,314,459       2,437,782         365,926        (197,713)         34,326
--------------------------------------------------------------------------------------------

    (660,861)     (1,973,620)     (4,389,269)     (5,759,881)       (806,768)       (121,887)
--------------------------------------------------------------------------------------------

     851,709       1,084,447       3,138,095       3,898,723       1,342,951         950,753
    (389,753)       (413,237)     (2,430,485)     (2,219,458)       (357,626)       (169,012)
     (31,160)        (14,848)         29,077           1,343         (38,872)            577
    (288,008)       (844,387)     (1,668,332)       (282,829)      1,170,340       1,002,770
--------------------------------------------------------------------------------------------

     142,788        (188,025)       (931,645)      1,397,779       2,116,793       1,785,088
--------------------------------------------------------------------------------------------

    (518,073)     (2,161,645)     (5,320,914)     (4,362,102)      1,310,025       1,663,201

   4,463,179       6,624,824      22,300,841      26,662,943       3,276,153       1,612,952
--------------------------------------------------------------------------------------------
$  3,945,106    $  4,463,179    $ 16,979,927    $ 22,300,841    $  4,586,178    $  3,276,153
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                   INTERNET TECHNOLOGIES          INVESTMENT QUALITY BOND
                                                           TRUST                            TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $          -    $          -    $  1,353,592    $  1,683,400
Realized gain (loss) during the year                (697,864)       (208,650)        110,791         (24,658)
Unrealized appreciation (depreciation)
   during the year                                   434,172         (88,889)        979,844         313,096
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (263,692)       (297,539)      2,444,227       1,971,838
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         138,010         546,771       2,488,567       3,770,528
    Transfer on terminations                         (55,951)        (79,753)     (4,400,628)     (3,002,758)
    Transfer on policy loans                          (1,892)        (24,220)       (257,143)         81,759
    Net interfund transfers                          328,249          38,743      (4,169,516)        266,094
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                           408,416         481,541      (6,338,720)      1,115,623
                                                ------------------------------------------------------------

Total increase (decrease) in assets                  144,724         184,002      (3,894,493)      3,087,461

Assets beginning of year                             828,119         644,117      29,654,435      26,566,974
                                                ------------------------------------------------------------
Assets end of year                              $    972,843    $    828,119    $ 25,759,942    $ 29,654,435
                                                ============================================================

See accompanying notes.

                                         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
     LARGE CAP GROWTH             LIFESTYLE AGGRESSIVE 1000        LIFESTYLE BALANCED 640
           TRUST                            TRUST                           TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$     46,916    $    543,947    $     38,112    $    388,350    $    491,796    $    840,004
  (2,035,949)       (336,972)       (404,742)       (133,768)       (419,900)        (20,180)

  (1,965,657)     (2,863,856)       (823,576)       (953,443)     (1,635,213)     (1,277,862)
--------------------------------------------------------------------------------------------

  (3,954,690)     (2,656,881)     (1,190,206)       (698,861)     (1,563,317)       (458,038)
--------------------------------------------------------------------------------------------

   3,642,062       4,635,266       1,413,841       1,704,419       4,189,999       4,382,335
  (2,101,896)     (1,385,959)       (578,241)       (497,645)     (1,620,961)     (1,205,129)
    (112,887)        (28,148)          1,093         (10,477)       (131,520)        (34,338)
   1,024,894       1,438,904        (119,572)        162,573       2,450,789       1,404,753
--------------------------------------------------------------------------------------------

   2,452,173       4,660,063         717,121       1,358,870       4,888,307       4,547,621
--------------------------------------------------------------------------------------------

  (1,502,517)      2,003,182        (473,085)        660,009       3,324,990       4,089,583

  15,099,204      13,096,022       5,311,159       4,651,150      14,004,976       9,915,393
--------------------------------------------------------------------------------------------
$ 13,596,687    $ 15,099,204    $  4,838,074    $  5,311,159    $ 17,329,966    $ 14,004,976
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                           SUB-ACCOUNT
                                                 ----------------------------------------------------------------
                                                   LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
                                                             TRUST                             TRUST
                                                 ----------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                  DEC. 31/02      DEC. 31/01       DEC. 31/02        DEC. 31/01
                                                 ----------------------------------------------------------------
Income:
Net investment income during the year            $    23,186      $    7,507      $   552,668       $ 2,133,146
Realized gain (loss) during the year                 (11,940)         (2,326)      (1,064,972)         (779,392)
Unrealized appreciation (depreciation)
  during the year                                     15,872           3,395       (4,167,998)       (3,528,898)
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                          27,118           8,576       (4,680,302)       (2,175,144)
                                                 --------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                         765,139         374,546        5,628,368         7,605,366
    Transfer on terminations                        (149,160)        (27,728)      (2,523,489)       (4,069,271)
    Transfer on policy loans                          (7,864)              -           43,416           256,322
    Net interfund transfers                          706,817        (127,414)         558,588           522,569
                                                 --------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                          1,314,932         219,404        3,706,883         4,314,986
                                                 --------------------------------------------------------------
Total increase (decrease) in assets                1,342,050         227,980         (973,419)        2,139,842

Assets beginning of year                             450,589         222,609       25,961,272        23,821,430
                                                 --------------------------------------------------------------
Assets end of year                               $ 1,792,639      $  450,589      $24,987,853       $25,961,272
                                                 ==============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
   LIFESTYLE MODERATE 460            MID CAP GROWTH                MID CAP INDEX               MID CAP OPPORTUNITIES
           TRUST                         TRUST                         TRUST                           TRUST
------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED
 DEC. 31/02      DEC. 31/01    DEC. 31/02    DEC. 31/01*     DEC. 31/02    DEC. 31/01      DEC. 31/02     DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------
$    98,141      $  110,107    $        -    $          -    $   14,056    $   15,781      $        -     $          -
   (150,444)        (36,040)     (295,509)         (7,118)     (118,644)      (80,613)        (38,584)          (1,753)

    (65,525)        (89,626)      (27,530)         (3,663)     (388,989)       38,888        (232,099)          52,061
----------------------------------------------------------------------------------------------------------------------

   (117,828)        (15,559)     (323,039)        (10,781)     (493,577)      (25,944)       (270,683)          50,308
----------------------------------------------------------------------------------------------------------------------

    616,361         828,356       317,891         141,446       575,191       563,684         279,619           62,205
   (243,885)       (146,711)     (128,006)        (10,451)     (287,551)      (70,740)        (49,626)          (6,427)
    (40,805)         68,632          (870)         (1,491)      (17,834)       (4,490)         (2,588)               -
    764,216          91,509       686,999         433,492       399,069     1,487,325         259,198          482,706
----------------------------------------------------------------------------------------------------------------------

  1,095,887         841,786       876,014         562,996       668,875     1,975,779         486,603          538,484
----------------------------------------------------------------------------------------------------------------------

    978,059         826,227       552,975         552,215       175,298     1,949,835         215,920          588,792

  2,416,964       1,590,737       552,215               -     2,500,541       550,706         588,792                -
----------------------------------------------------------------------------------------------------------------------
$ 3,395,023      $2,416,964    $1,105,190    $    552,215    $2,675,839    $2,500,541      $  804,712     $    588,792
======================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                 ------------------------------------------------------------
                                                        MID CAP STOCK                  MID CAP VALUE
                                                            TRUST                          TRUST
                                                 ------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                                 ------------------------------------------------------------
Income:
Net investment income during the year            $          -     $        -     $        -     $      3,568
Realized gain (loss) during the year                 (387,796)      (182,164)       (12,207)            (203)
Unrealized appreciation (depreciation)
   during the year                                   (406,211)       118,888       (445,480)          75,425
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
   operations                                        (794,007)       (63,276)      (457,687)          78,790
                                                 -----------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          661,915      1,002,409      1,463,395          258,014
    Transfer on terminations                         (278,251)      (187,920)      (294,274)         (26,156)
    Transfer on policy loans                           (3,557)       (10,150)        (3,271)               -
    Net interfund transfers                          (429,933)     1,070,600      4,004,246        1,395,147
                                                 -----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                            (49,826)     1,874,939      5,170,096        1,627,005
                                                 -----------------------------------------------------------
Total increase (decrease) in assets                  (843,833)     1,811,663      4,712,409        1,705,795

Assets beginning of year                            3,555,087      1,743,424      1,705,795                -
                                                 -----------------------------------------------------------
Assets end of year                               $  2,711,254     $3,555,087     $6,418,204     $  1,705,795
                                                 ===========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
        MONEY MARKET                                               PACIFIC RIM               QUANTITATIVE EQUITY
            TRUST                   OVERSEAS TRUST            EMERGING MARKETS TRUST                TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01      DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$  1,049,861   $  2,437,207   $     37,812   $    592,006   $      9,477   $     32,951   $    122,979   $  8,592,412
           -              -       (981,955)    (2,314,964)      (422,944)    (2,930,761)    (1,980,143)       160,429

           -              -       (162,004)       310,847       (471,015)     1,175,536    (12,113,316)   (24,331,381)
---------------------------------------------------------------------------------------------------------------------

   1,049,861      2,437,207     (1,106,147)    (1,412,111)      (884,482)    (1,722,274)   (13,970,480)   (15,578,540)
---------------------------------------------------------------------------------------------------------------------

  71,558,208     65,123,257      1,092,382      1,448,316      1,032,251      1,289,621      4,867,231      8,102,224
 (13,063,665)   (10,140,660)      (514,911)      (455,736)      (782,951)      (685,431)    (5,569,766)    (5,795,856)
  (3,081,934)    (3,343,393)       (50,262)       (34,360)        25,859        (12,847)      (118,116)      (608,974)
 (36,769,174)   (34,019,575)      (564,681)      (150,626)      (863,605)      (518,291)    (3,766,812)      (298,597)
---------------------------------------------------------------------------------------------------------------------

  18,643,435     17,619,629        (37,472)       807,594       (588,446)        73,052     (4,587,463)     1,398,797
---------------------------------------------------------------------------------------------------------------------

  19,693,296     20,056,836     (1,143,619)      (604,517)    (1,472,928)    (1,649,222)   (18,557,943)   (14,179,743)

  83,955,822     63,898,986      6,321,622      6,926,139      7,600,304      9,249,526     52,356,792     66,536,535
---------------------------------------------------------------------------------------------------------------------
$103,649,118   $ 83,955,822   $  5,178,003   $  6,321,622   $  6,127,376   $  7,600,304   $ 33,798,849   $ 52,356,792
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                  QUANTITATIVE MID CAP           REAL ESTATE SECURITIES
                                                         TRUST                           TRUST
                                               ----------------------------------------------------------
                                                YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                DEC. 31/02    DEC. 31/01*     DEC. 31/02     DEC. 31/01
                                               ----------------------------------------------------------
Income:
Net investment income during the year          $          -   $          -   $    838,368   $    746,285
Realized gain (loss) during the year                 (3,894)          (395)      (273,455)      (395,929)
Unrealized appreciation (depreciation)
  during the year                                   (92,704)        10,718        (16,051)       290,049
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  operations                                        (96,598)        10,323        548,862        640,405
                                               ---------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                        130,290        163,892      3,005,346      2,755,868
    Transfer on terminations                        (32,674)          (800)    (2,751,255)    (3,131,725)
    Transfer on policy loans                         (2,586)             -       (242,827)      (157,802)
    Net interfund transfers                         179,072         60,539      1,114,502         99,125
                                               ---------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                            274,102        223,631      1,125,766       (434,534)
                                               ---------------------------------------------------------

Total increase (decrease) in assets                 177,504        233,954      1,674,628        205,871

Assets beginning of year                            233,954              -     23,701,906     23,496,035
                                               ---------------------------------------------------------
Assets end of year                             $    411,458   $    233,954   $ 25,376,534   $ 23,701,906
                                               =========================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
    SCIENCE & TECHNOLOGY                                                                      SMALL COMPANY BLEND
           TRUST                   SELECT GROWTH TRUST         SMALL CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01**   DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$          -   $  1,203,870   $          1   $          -   $     21,634   $     37,973   $      7,477   $     11,383
 (20,821,540)    (8,654,548)        (1,832)            34        (56,920)      (108,835)      (161,345)      (642,184)

  11,862,457     (5,654,641)       (17,629)         2,328       (521,453)         4,431       (969,767)       732,967
---------------------------------------------------------------------------------------------------------------------

  (8,959,083)   (13,105,319)       (19,460)         2,362       (556,739)       (66,431)    (1,123,635)       102,166
---------------------------------------------------------------------------------------------------------------------

   4,321,989      6,810,840        141,305              -        485,246        695,528        754,502        953,171
  (2,022,018)    (2,006,086)       (14,050)          (365)      (227,587)       (58,515)      (411,371)      (213,793)
      (9,703)      (163,297)             -              -        (16,181)        (2,104)        (4,211)        (3,343)
  (2,297,568)       798,743         54,520         28,875        377,213      1,682,151        298,167      1,358,981
---------------------------------------------------------------------------------------------------------------------

      (7,300)     5,440,200        181,775         28,510        618,691      2,317,060        637,087      2,095,016
---------------------------------------------------------------------------------------------------------------------

  (8,966,383)    (7,665,119)       162,315         30,872         61,952      2,250,629       (486,548)     2,197,182

  21,631,041     29,296,160         30,872              -      2,406,173        155,544      3,990,916      1,793,734
---------------------------------------------------------------------------------------------------------------------
$ 12,664,658   $ 21,631,041   $    193,187   $     30,872   $  2,468,125   $  2,406,173   $  3,504,368   $  3,990,916
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                     SMALL COMPANY VALUE
                                                            TRUST                    SMALL-MID CAP TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01**
                                                ------------------------------------------------------------
Income:
Net investment income during the year           $     51,112    $      7,567    $          -    $          1
Realized gain (loss) during the year                 138,410          24,674             109              18
Unrealized appreciation (depreciation)
   during the year                                  (966,745)        211,763         (15,018)          1,796
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       (777,223)        244,004         (14,909)          1,815
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       1,741,472       1,403,524          34,148             925
    Transfer on terminations                        (745,209)       (454,034)        (11,579)           (399)
    Transfer on policy loans                         (25,701)        (89,164)              -               -
    Net interfund transfers                        3,729,853       1,656,901          63,844          20,432
                                                ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         4,700,415       2,517,227          86,413          20,958
                                                ------------------------------------------------------------

Total increase (decrease) in assets                3,923,192       2,761,231          71,504          22,773

Assets beginning of year                           5,880,631       3,119,400          22,773               -
                                                ------------------------------------------------------------
Assets end of year                              $  9,803,823    $  5,880,631    $     94,277    $     22,773
                                                ============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
    SMALL-MID CAP GROWTH                                                                          STRATEGIC OPPORTUNITIES
           TRUST                    STRATEGIC BOND TRUST             STRATEGIC GROWTH TRUST                TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02     DEC. 31/01**     DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02      DEC. 31/01
----------------------------------------------------------------------------------------------------------------------------
$          -    $          -    $    439,180    $    394,888    $          -    $          -    $          -    $  4,829,644
      (2,152)              -        (122,905)        (81,265)        (85,800)         (6,143)     (3,605,530)       (939,512)

     (14,998)             55         239,414          15,518        (150,656)         (1,050)     (8,656,230)     (9,296,726)
----------------------------------------------------------------------------------------------------------------------------

     (17,150)             55         555,689         329,141        (236,456)         (7,193)    (12,261,760)     (5,406,594)
----------------------------------------------------------------------------------------------------------------------------

      71,762               -         942,965       1,083,745         387,637         132,161       3,832,141       6,338,370
      (6,324)              -        (780,782)       (553,860)       (100,684)        (15,101)     (2,840,905)     (3,388,636)
           -               -         (80,353)        (21,625)           (107)              -          39,934        (108,983)
      37,742           6,755         335,682         100,755         487,244         530,756        (472,002)        (32,555)
----------------------------------------------------------------------------------------------------------------------------

     103,180           6,755         417,512         609,015         774,090         647,816         559,168       2,808,196
----------------------------------------------------------------------------------------------------------------------------

      86,030           6,810         973,201         938,156         537,634         640,623     (11,702,592)     (2,598,398)

       6,810               -       5,890,786       4,952,630         640,623               -      31,259,873      33,858,271
----------------------------------------------------------------------------------------------------------------------------
$     92,840    $      6,810    $  6,863,987    $  5,890,786    $  1,178,257    $    640,623    $ 19,557,281    $ 31,259,873
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                           --------------------------------------------------------
                                              TACTICAL ALLOCATION             TELECOMMUNICATIONS
                                                    TRUST                            TRUST
                                           --------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                           DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                                           --------------------------------------------------------
Income:
Net investment income during the year      $      12      $   3,024      $       -      $       -
Realized gain (loss) during the year         (68,373)        (7,137)       (43,148)          (773)
Unrealized appreciation (depreciation)
   during the year                           (75,107)       (53,200)       (40,340)          (802)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
   operations                               (143,468)       (57,313)       (83,488)        (1,575)
                                           ------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                 153,663        168,737        157,382         10,085
    Transfer on terminations                 (74,521)       (42,733)       (17,310)        (1,870)
    Transfer on policy loans                    (169)        (5,586)        (2,556)             -
    Net interfund transfers                  129,574         72,993        133,297         56,963
                                           ------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                   208,547        193,411        270,813         65,178
                                           ------------------------------------------------------

Total increase (decrease) in assets           65,079        136,098        187,325         63,603

Assets beginning of year                     453,266        317,168         63,603              -
                                           ------------------------------------------------------
Assets end of year                         $ 518,345      $ 453,266      $ 250,928      $  63,603
                                           ======================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCK MARKET                 U.S. GOVERNMENT                U.S. LARGE CAP VALUE
     TOTAL RETURN TRUST                    INDEX TRUST                     SECURITIES TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------
$    417,872     $    151,288     $     19,669     $     17,140     $    406,738     $    358,458     $     31,099     $     93,316
      94,299          268,978         (199,209)        (100,210)         120,368            6,248         (464,603)          22,912

     437,603          (81,071)        (351,089)         (34,713)         606,111           76,680       (2,728,677)        (309,297)
-----------------------------------------------------------------------------------------------------------------------------------

     949,774          339,195         (530,629)        (117,783)       1,133,217          441,386       (3,162,181)        (193,069)
-----------------------------------------------------------------------------------------------------------------------------------

   1,985,778        1,878,907          474,296          871,757        2,833,525        2,243,613        2,776,970        3,065,164
  (1,137,000)        (306,084)        (161,428)        (125,929)      (1,915,536)        (522,634)      (1,435,002)        (705,239)
     (58,114)            (732)         (43,148)         (11,062)        (121,007)         (29,512)         (61,424)          (5,200)
   4,121,515        2,952,686           (6,661)       1,358,533        9,382,907        1,043,244        1,399,207        1,630,192
-----------------------------------------------------------------------------------------------------------------------------------

   4,912,179        4,524,777          263,059        2,093,299       10,179,889        2,734,711        2,679,751        3,984,917
-----------------------------------------------------------------------------------------------------------------------------------

   5,861,953        4,863,972         (267,570)       1,975,516       11,313,106        3,176,097         (482,430)       3,791,848

   7,224,802        2,360,830        2,269,349          293,833        8,523,508        5,347,411       11,337,798        7,545,950
-----------------------------------------------------------------------------------------------------------------------------------
$ 13,086,755     $  7,224,802     $  2,001,779     $  2,269,349     $ 19,836,614     $  8,523,508     $ 10,855,368     $ 11,337,798
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------

                                                 UTILITIES TRUST                     VALUE TRUST
                                          ---------------------------------------------------------------
                                           YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                           DEC. 31/02       DEC. 31/01*      DEC. 31/02       DEC. 31/01
                                          ---------------------------------------------------------------
Income:
Net investment income during the year     $         13     $        466     $    275,944     $    393,971
Realized gain (loss) during the year           (36,138)          (1,344)         199,936          245,518
Unrealized appreciation (depreciation)
   during the year                              (4,190)         (15,058)      (4,092,163)        (370,126)
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  (40,315)         (15,936)      (3,616,283)         269,363
                                          ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   154,420           41,489        2,166,916        3,138,784
    Transfer on terminations                   (21,037)          (3,751)      (1,400,089)      (1,041,187)
    Transfer on policy loans                    (2,595)               -          (37,041)        (100,503)
    Net interfund transfers                    242,363           71,319          807,484        3,077,899
                                          ---------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     373,151          109,057        1,537,270        5,074,993
                                          ---------------------------------------------------------------

Total increase (decrease) in assets            332,836           93,121       (2,079,013)       5,344,356

Assets beginning of year                        93,121                -       14,453,761        9,109,405
                                          ---------------------------------------------------------------
Assets end of year                        $    425,957     $     93,121     $ 12,374,748     $ 14,453,761
                                          ===============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

          SUB-ACCOUNT
--------------------------------
        500 INDEX TRUST                          TOTAL
-------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
 DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
-------------------------------------------------------------------
$         294     $     102,526     $  12,423,846     $  44,389,613
   (1,373,262)         (372,741)      (65,446,106)      (33,338,270)

   (2,043,158)         (439,691)      (91,870,100)     (115,320,231)
-------------------------------------------------------------------

   (3,416,126)         (709,906)     (144,892,360)     (104,268,888)
-------------------------------------------------------------------

    3,842,670         6,226,392       187,490,656       211,514,608
   (1,447,257)         (643,218)      (92,714,622)      (78,331,448)
     (112,966)           (7,178)       (4,908,505)       (5,224,156)
    1,672,028         3,290,126        (4,415,882)       (1,064,286)
-------------------------------------------------------------------

    3,954,475         8,866,122        85,451,647       126,894,718
-------------------------------------------------------------------

      538,349         8,156,216       (59,440,713)       22,625,830

   13,506,774         5,350,558       801,314,147       778,688,317
-------------------------------------------------------------------
$  14,045,123     $  13,506,774     $ 741,873,434     $ 801,314,147
===================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                   NEW NAME                  EFFECTIVE DATE
   -------------                   --------                  --------------
    Growth Trust              All Cap Core Trust            November 25, 2002
Mid Cap Blend Trust      Strategic Opportunities Trust         May 1, 2001

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                     COMMENCEMENT OF OPERATIONS OF
                                                           THE SUB-ACCOUNTS
                                                     -----------------------------
All Cap Value Trust                                           May 1, 2001
Capital Appreciation Trust                                    May 1, 2001
Capital Opportunities Trust                                   May 1, 2001
Core Value Trust                                              July 16, 2001
Financial Services Trust                                      May 1, 2001
Fundamental Value Trust                                       May 1, 2001
Global Equity Select Trust                                    July 16, 2001
Health Sciences Trust                                         May 1, 2001
High Grade Bond Trust                                         July 16, 2001
International Equity Select Trust                             July 16, 2001
Mid Cap Growth Trust                                          May 1, 2001
Mid Cap Opportunities Trust                                   May 1, 2001
Mid Cap Value Trust                                           May 1, 2001
Quantitative Mid Cap Trust                                    May 1, 2001
Select Growth Trust                                           July 16, 2001
Small-Mid Cap Trust                                           July 16, 2001
Small-Mid Cap Growth Trust                                    July 16, 2001
Strategic Growth Trust                                        May 1, 2001
Telecommunications Trust                                      May 1, 2001
Utilities Trust                                               May 1, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                PURCHASES                SALES
                                               ---------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                    $ 1,226,113            $  951,278
    All Cap Core Trust                           2,965,959             3,299,284
    All Cap Growth Trust                         3,453,155             4,410,923
    All Cap Value Trust                          1,388,037               769,287
    Balanced Trust                               2,384,697             5,447,127
    Blue Chip Growth Trust                       7,523,994             4,627,359
    Capital Appreciation Trust                     653,431               195,362
    Capital Opportunities Trust                    282,381                29,247
    Core Value Trust                               221,579                16,568
    Diversified Bond Trust                       8,041,773             1,845,416
    Dynamic Growth Trust                           604,855               413,595
    Emerging Small Company Trust                 3,532,024             8,156,892
    Equity-Income Trust                         11,799,059             3,312,510
    Equity Index Trust                           6,496,086             6,246,766
    Financial Services Trust                       532,430               174,218
    Fundamental Value Trust                      3,076,347               427,629
    Global Bond Trust                            2,419,111             1,487,231
    Global Equity Trust                         14,071,258            13,872,937
    Global Equity Select Trust                      22,473                 2,692
    Growth & Income Trust                        6,674,822             4,273,699
    Health Sciences Trust                          868,827               333,139
    High Grade Bond Trust                          246,320                44,333
    High Yield Trust                             8,078,992             5,239,527
    Income & Value Trust                         6,912,788             1,000,128
    International Equity Select Trust               70,343                 9,784
    International Index Trust                      970,548               537,047
    International Small Cap Trust               48,005,739            47,862,952
    International Stock Trust                   52,696,753            53,539,170

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                                                PURCHASES               SALES
                                                              -----------------------------------
SUB-ACCOUNTS:
    International Value Trust                                 $ 41,477,172          $ 39,320,330
    Internet Technologies Trust                                    808,913               400,498
    Investment Quality Bond Trust                                6,678,032            11,663,160
    Large Cap Growth Trust                                       4,768,189             2,269,100
    Lifestyle Aggressive 1000 Trust                              1,580,265               825,032
    Lifestyle Balanced 640 Trust                                 7,192,116             1,812,013
    Lifestyle Conservative 280 Trust                             1,736,322               398,203
    Lifestyle Growth 820 Trust                                   7,539,230             3,279,679
    Lifestyle Moderate 460 Trust                                 1,811,835               617,806
    Mid Cap Growth Trust                                         3,897,782             3,021,769
    Mid Cap Index Trust                                          2,446,182             1,763,252
    Mid Cap Opportunities Trust                                    965,788               479,185
    Mid Cap Stock Trust                                          1,375,804             1,425,629
    Mid Cap Value Trust                                          5,373,200               203,104
    Money Market Trust                                         257,957,075           238,263,779
    Overseas Trust                                              57,715,437            57,715,097
    Pacific Rim Emerging Markets Trust                           6,433,093             7,012,062
    Quantitative Equity Trust                                    3,009,147             7,473,631
    Quantitative Mid Cap Trust                                     322,884                48,782
    Real Estate Securities Trust                                 5,546,538             3,582,403
    Science & Technology Trust                                   9,387,135             9,394,435
    Select Growth Trust                                            194,505                12,729
    Small Cap Index Trust                                        2,465,417             1,825,093
    Small Company Blend Trust                                    2,721,399             2,076,835
    Small Company Value Trust                                    6,433,766             1,682,239
    Small-Mid Cap Trust                                             97,401                10,989
    Small-Mid Cap Growth Trust                                     109,392                 6,211
    Strategic Bond Trust                                         2,451,914             1,595,223
    Strategic Growth Trust                                       1,125,454               351,364
    Strategic Opportunities Trust                                3,537,630             2,978,461
    Tactical Allocation Trust                                      369,988               161,429
    Telecommunications Trust                                       374,553               103,741
    Total Return Trust                                           7,569,550             2,239,499
    Total Stock Market Index Trust                               1,240,345               957,618
    U.S. Government Securities Trust                            12,592,474             2,005,846
    U.S. Large Cap Value Trust                                   4,634,682             1,923,833
    Utilities Trust                                                524,502               151,337
    Value Trust                                                  4,232,812             2,419,600
    500 Index Trust                                              7,968,357             4,013,588
                                                              ----------------------------------
                                                              $681,886,174          $584,010,684
                                                              ==================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 AGGRESSIVE GROWTH TRUST                ALL CAP CORE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           457,854           356,548         1,000,241           890,331
Units issued                        91,010           159,435           254,656           303,742
Units redeemed                     (71,867)          (58,129)         (279,876)         (193,832)
                              ------------------------------------------------------------------
Units, end of year                 476,997           457,854           975,021         1,000,241
                              ==================================================================

Unit value, end of year       $      11.53      $      15.37      $      10.88      $      14.56

Net assets, end of year       $  5,502,103      $  7,037,748      $ 10,611,901      $ 14,561,330

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -24.96%           -25.98%           -25.23%           -21.37%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                   ALL CAP GROWTH TRUST                ALL CAP VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year           890,563           749,807            33,810                 -
Units issued                       207,809           296,702           130,547            38,277
Units redeemed                    (268,429)         (155,946)          (82,080)           (4,467)
                              ------------------------------------------------------------------
Units, end of year                 829,943           890,563            82,277            33,810
                              ==================================================================

Unit value, end of year       $      14.57      $      19.27      $       9.10      $      12.61

Net assets, end of year       $ 12,088,231      $ 17,159,871      $    748,895      $    426,415

Investment income ratio(1)            0.00%             0.00%             0.00%             0.04%
Total return(2)                     -24.41%           -23.77%           -27.83%             0.90%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      BALANCED TRUST                  BLUE CHIP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,289,838         1,330,346         1,766,660         1,462,754
Units issued                        78,206           120,133           435,842           464,723
Units redeemed                    (246,501)         (160,641)         (280,916)         (160,817)
                              ------------------------------------------------------------------
Units, end of year               1,121,543         1,289,838         1,921,586         1,766,660
                              ==================================================================

Unit value, end of year       $      20.57      $      24.01      $      15.49      $      20.45

Net assets, end of year       $ 23,064,651      $ 30,975,672      $ 29,762,395      $ 36,125,334

Investment income ratio(1)            2.52%             2.21%             0.00%             0.00%
Total return(2)                     -14.36%           -10.20%           -24.26%           -14.61%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                CAPITAL APPRECIATION TRUST          CAPITAL OPPORTUNITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,016                 -            33,938                 -
Units issued                        71,060            28,389            33,649            35,424
Units redeemed                     (23,189)           (1,373)           (3,165)           (1,486)
                              ------------------------------------------------------------------
Units, end of year                  74,887            27,016            64,422            33,938
                              ==================================================================

Unit value, end of year       $       7.70      $      11.10      $       7.79      $      10.70

Net assets, end of year       $    576,722      $    299,845      $    501,850      $    363,137

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -30.61%           -11.21%           -27.20%           -14.40%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     CORE VALUE TRUST                  DIVERSIFIED BOND TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             4,163                 -           429,951           226,375
Units issued                        21,882             4,212           480,462           228,999
Units redeemed                      (1,621)              (49)         (115,912)          (25,423)
                              ------------------------------------------------------------------
Units, end of year                  24,424             4,163           794,501           429,951
                              ==================================================================

Unit value, end of year       $       9.42      $      11.90      $      16.62      $      15.44

Net assets, end of year       $    230,102      $     49,540      $ 13,201,469      $  6,638,730

Investment income ratio(1)            0.81%             0.65%             4.60%             4.79%
Total return(2)                     -20.82%            -4.81%             7.61%             7.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                      EMERGING SMALL COMPANY
                                   DYNAMIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           414,500           185,672         1,260,898         1,307,969
Units issued                       158,309           282,492            79,736            87,218
Units redeemed                    (106,850)          (53,664)         (176,022)         (134,289)
                              ------------------------------------------------------------------
Units, end of year                 465,959           414,500         1,164,612         1,260,898
                              ==================================================================

Unit value, end of year       $       3.42      $       4.77      $      39.44      $      55.71

Net assets, end of year       $  1,591,827      $  1,976,588      $ 45,935,275      $ 70,245,302

Investment income ratio(1)            0.00%             0.16%             0.00%             0.00%
Total return(2)                     -28.36%           -40.24%           -29.20%           -22.24%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                    EQUITY-INCOME TRUST                EQUITY INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,655,611         1,380,099         3,430,166         3,447,963
Units issued                       569,731           422,684           339,080           347,501
Units redeemed                    (189,076)         (147,172)         (393,038)         (365,298)
                              ------------------------------------------------------------------
Units, end of year               2,036,266         1,655,611         3,376,208         3,430,166
                              ==================================================================

Unit value, end of year       $      16.52      $      19.04      $      14.70      $      18.92

Net assets, end of year       $ 33,629,032      $ 31,529,986      $ 49,640,226      $ 64,913,790

Investment income ratio(1)            1.28%             1.68%             1.13%             1.04%
Total return(2)                     -13.28%             1.29%           -22.30%           -12.26%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------

                                 FINANCIAL SERVICES TRUST          FUNDAMENTAL VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01*
                              ------------------------------------------------------------------
Units, beginning of year            27,008                 -           174,799                 -
Units issued                        51,032            32,470           287,654           176,723
Units redeemed                     (17,379)           (5,462)          (39,187)           (1,924)
                              ------------------------------------------------------------------
Units, end of year                  60,661            27,008           423,266           174,799
                              ==================================================================

Unit value, end of year       $       9.55      $      11.63      $       9.83      $      11.73

Net assets, end of year       $    579,506      $    314,189      $  4,160,248      $  2,050,391

Investment income ratio(1)            0.00%             0.07%             0.08%             0.00%
Total return(2)                     -17.88%            -6.93%           -16.20%            -6.16%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                     GLOBAL BOND TRUST                   GLOBAL EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            93,604            54,365           670,651           587,025
Units issued                       162,720            46,392         1,000,266           641,444
Units redeemed                     (98,576)           (7,153)         (987,316)         (557,818)
                              ------------------------------------------------------------------
Units, end of year                 157,748            93,604           683,601           670,651
                              ==================================================================

Unit value, end of year       $      16.29      $      13.57      $      12.93      $      15.98

Net assets, end of year       $  2,570,429      $  1,269,754      $  8,835,687      $ 10,715,183

Investment income ratio(1)            0.00%             0.00%             1.33%             2.36%
Total return(2)                      20.12%             0.53%           -19.11%           -16.09%

                                                         SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   GLOBAL EQUITY SELECT
                                           TRUST                       GROWTH & INCOME TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01**       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             1,073                 -         2,674,526         2,408,919
Units issued                         1,863             1,102           284,167           398,386
Units redeemed                        (243)              (29)         (257,192)         (132,779)
                              ------------------------------------------------------------------
Units, end of year                   2,693             1,073         2,701,501         2,674,526
                              ==================================================================

Unit value, end of year       $      10.54      $      12.20      $      14.63      $      19.33

Net assets, end of year       $     28,388      $     13,095        39,523,291      $ 51,711,198

Investment income ratio(1)            1.43%             0.00%             0.60%             0.40%
Total return(2)                     -13.61%            -2.40%           -24.33%           -11.28%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                  HEALTH SCIENCES TRUST               HIGH GRADE BOND TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01*       DEC. 31/02       DEC. 31/01**
                              -----------------------------------------------------------------
Units, beginning of year           75,141                -            12,296                  -
Units issued                       77,772           76,670            17,728             12,537
Units redeemed                    (30,420)          (1,529)           (3,245)              (241)
                              -----------------------------------------------------------------
Units, end of year                122,493           75,141            26,779             12,296
                              =================================================================

Unit value, end of year       $      9.85       $    13.54        $    14.32        $     12.90

Net assets, end of year       $ 1,206,815       $1,017,414        $  383,495        $   158,625

Investment income ratio(1)           0.00%            0.00%             0.76%              6.01%
Total return(2)                    -27.24%            8.32%            11.01%              3.21%

                                                         SUB-ACCOUNT
                              -----------------------------------------------------------------

                                    HIGH YIELD TRUST                   INCOME & VALUE TRUST
                              -----------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                               DEC. 31/02       DEC. 31/01         DEC. 31/02        DEC. 31/01
                              -----------------------------------------------------------------
Units, beginning of year           466,497         329,776            503,442           367,507
Units issued                       620,895         405,891            429,855           168,811
Units redeemed                    (420,839)       (269,170)           (68,568)          (32,876)
                              -----------------------------------------------------------------
Units, end of year                 666,553         466,497            864,729           503,442
                              =================================================================

Unit value, end of year       $      12.32      $    13.23        $     13.82       $     16.44

Net assets, end of year       $  8,211,601      $6,171,637        $11,950,809       $ 8,275,552

Investment income ratio(1)            7.73%           9.39%              2.14%             2.51%
Total return(2)                      -6.87%          -5.47%            -15.93%             0.98%

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                 INTERNATIONAL EQUITY                     INTERNATIONAL
                                     SELECT TRUST                          INDEX TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       PERIOD ENDED        YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01**        DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year            969                 -              88,736           14,103
Units issued                      6,317               975             113,233           85,154
Units redeemed                     (897)               (6)            (62,073)         (10,521)
                              ----------------------------------------------------------------
Units, end of year                6,389               969             139,896           88,736
                              ================================================================

Unit value, end of year       $   10.62         $   12.02          $     7.24       $     8.74

Net assets, end of year       $  67,850         $  11,647          $1,013,441       $  775,973

Investment income ratio(1)         0.00%             0.00%               1.50%            1.90%
Total return(2)                  -11.65%            -3.84%             -17.15%          -22.41%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                   INTERNATIONAL SMALL                  INTERNATIONAL STOCK
                                        CAP TRUST                             TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED
                              DEC. 31/02       DEC. 31/01          DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         349,581          357,528           1,880,342        1,763,929
Units issued                   4,010,462        1,269,990           5,107,852        1,578,742
Units redeemed                (3,988,969)      (1,277,937)         (5,160,129)      (1,462,329)
                              ----------------------------------------------------------------
Units, end of year               371,074          349,581           1,828,065        1,880,342
                              ================================================================

Unit value, end of year       $    10.63       $    12.77         $      9.29      $     11.86

Net assets, end of year       $3,945,106       $4,463,179         $16,979,927      $22,300,841

Investment income ratio(1)          0.00%            0.00%               0.44%            0.20%
Total return(2)                   -16.73%          -31.10%             -21.69%          -21.53%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                              ----------------------------------------------------------------
                                                                             INTERNET
                               INTERNATIONAL VALUE TRUST                TECHNOLOGIES TRUST
                              ----------------------------------------------------------------
                              YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                              DEC. 31/02        DEC. 31/01         DEC. 31/02       DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year         299,711           132,848           218,501           91,924
Units issued                   4,187,587           666,371           338,431          153,326
Units redeemed                (3,976,654)         (499,508)         (148,174)         (26,749)
                              ---------------------------------------------------------------
Units, end of year               510,644           299,711           408,758          218,501
                              ===============================================================

Unit value, end of year       $     8.98        $    10.93         $    2.38        $    3.79

Net assets, end of year       $4,586,178        $3,276,153         $ 972,843        $ 828,119

Investment income ratio(1)          0.79%             0.90%             0.00%            0.00%
Total return(2)                   -17.84%            -9.97%           -37.20%          -46.09%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                    INVESTMENT QUALITY
                                        BOND TRUST                     LARGE CAP GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,740,743         1,673,822         1,103,220           786,413
Units issued                       299,626           311,128           381,411           379,504
Units redeemed                    (665,018)         (244,207)         (197,334)          (62,697)
                              ------------------------------------------------------------------
Units, end of year               1,375,351         1,740,743         1,287,297         1,103,220
                              ==================================================================

Unit value, end of year       $      18.73      $      17.04      $      10.56      $      13.69

Net assets, end of year       $ 25,759,942      $ 29,654,435      $ 13,596,687      $ 15,099,204

Investment income ratio(1)            5.17%             5.89%             0.31%             0.00%
Total return(2)                       9.94%             7.33%           -22.83%           -17.81%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   LIFESTYLE AGGRESSIVE                 LIFESTYLE BALANCED
                                        1000 TRUST                           640 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           376,673           284,768           855,914           577,034
Units issued                       123,652           117,198           440,078           327,531
Units redeemed                     (67,605)          (25,293)         (119,812)          (48,651)
                              ------------------------------------------------------------------
Units, end of year                 432,720           376,673         1,176,180           855,914
                              ==================================================================

Unit value, end of year       $      11.18      $      14.10      $      14.73      $      16.36

Net assets, end of year       $  4,838,074      $  5,311,159      $ 17,329,966      $ 14,004,976

Investment income ratio(1)            0.75%             4.16%             3.11%             5.03%
Total return(2)                     -20.71%           -13.67%            -9.95%            -4.71%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                  LIFESTYLE CONSERVATIVE                  LIFESTYLE GROWTH
                                         280 TRUST                           820 TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            25,748            13,131         1,669,794         1,393,678
Units issued                        97,842            30,172           477,469           470,866
Units redeemed                     (22,883)          (17,555)         (237,460)         (194,750)
                              ------------------------------------------------------------------
Units, end of year                 100,707            25,748         1,909,803         1,669,794
                              ==================================================================

Unit value, end of year       $      17.80      $      17.50      $      13.08      $      15.55

Net assets, end of year       $  1,792,639      $    450,589      $ 24,987,853      $ 25,961,272

Investment income ratio(1)            1.94%             2.74%             2.12%             5.16%
Total return(2)                       1.72%             3.30%           -15.85%            -8.97%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                   LIFESTYLE MODERATE
                                        460 TRUST                   MID CAP GROWTH TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              --------------------------------------------------------------
Units, beginning of year          142,884           93,014           52,743                -
Units issued                      105,261           67,095          511,666           55,162
Units redeemed                    (39,006)         (17,225)        (412,805)          (2,419)
                              --------------------------------------------------------------
Units, end of year                209,139          142,884          151,604           52,743
                              ==============================================================

Unit value, end of year       $     16.23      $     16.92      $      7.29      $     10.47

Net assets, end of year       $ 3,395,023      $ 2,416,964      $ 1,105,190      $   552,215

Investment income ratio(1)           3.34%            5.55%            0.00%            0.00%
Total return(2)                     -4.04%           -1.09%          -30.37%          -16.24%

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                                                    MID CAP OPPORTUNITIES
                                   MID CAP INDEX TRUST                       TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          189,985           41,116           55,599                -
Units issued                      194,530          262,747          107,086           56,241
Units redeemed                   (144,857)        (113,878)         (53,793)            (642)
                              --------------------------------------------------------------
Units, end of year                239,658          189,985          108,892           55,599
                              ==============================================================

Unit value, end of year       $     11.17      $     13.16      $      7.39      $     10.59

Net assets, end of year       $ 2,675,839      $ 2,500,541      $   804,712      $   588,792

Investment income ratio(1)           0.52%            1.48%            0.00%            0.00%
Total return(2)                    -15.16%           -1.73%          -30.22%          -15.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------

                                  MID CAP STOCK TRUST               MID CAP VALUE TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01*
                              ---------------------------------------------------------------
Units, beginning of year          330,092          144,085          130,318                -
Units issued                      149,531          235,745          431,980          136,994
Units redeemed                   (154,533)         (49,738)         (16,836)          (6,676)
                              --------------------------------------------------------------
Units, end of year                325,090          330,092          545,462          130,318
                              ==============================================================

Unit value, end of year       $      8.34      $     10.77      $     11.77      $     13.09

Net assets, end of year       $ 2,711,254      $ 3,555,087      $ 6,418,204      $ 1,705,795

Investment income ratio(1)           0.00%            0.00%            0.00%            0.51%
Total return(2)                    -22.56%          -10.99%          -10.11%            4.72%

                                                            SUB-ACCOUNT
                              ----------------------------------------------------------------------

                                     MONEY MARKET TRUST                      OVERSEAS TRUST
                              ----------------------------------------------------------------------
                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                DEC. 31/02         DEC. 31/01         DEC. 31/02         DEC. 31/01
                              ----------------------------------------------------------------------
Units, beginning of year          3,996,981          3,151,211            519,934            449,483
Units issued                     12,150,943          5,667,267          5,355,025          1,937,878
Units redeemed                  (11,271,384)        (4,821,497)        (5,332,811)        (1,867,427)
                              ----------------------------------------------------------------------
Units, end of year                4,876,540          3,996,981            542,148            519,934
                              ======================================================================

Unit value, end of year       $       21.25      $       21.01      $        9.55      $       12.16

Net assets, end of year       $ 103,649,118      $  83,955,822      $   5,178,003      $   6,321,622

Investment income ratio(1)             1.18%              3.59%              0.59%              0.26%
Total return(2)                        1.18%              3.59%            -21.44%            -21.10%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   PACIFIC RIM EMERGING
                                       MARKETS TRUST                 QUANTITATIVE EQUITY TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year         1,041,091         1,031,699         1,203,842         1,178,769
Units issued                       858,327         1,086,628            75,211           165,360
Units redeemed                    (939,597)       (1,077,236)         (203,035)         (140,287)
                              ------------------------------------------------------------------
Units, end of year                 959,821         1,041,091         1,076,018         1,203,842
                              ==================================================================

Unit value, end of year       $       6.38      $       7.30      $      31.41      $      43.49

Net assets, end of year       $  6,127,376      $  7,600,304      $ 33,798,849      $ 52,356,792

Investment income ratio(1)            0.13%             0.40%             0.30%             0.29%
Total return(2)                     -12.53%           -18.58%           -27.78%           -22.95%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   QUANTITATIVE MID CAP                     REAL ESTATE
                                           TRUST                         SECURITIES TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            22,937                 -           603,342           616,941
Units issued                        34,935            23,080           113,707            90,154
Units redeemed                      (5,723)             (143)          (87,358)         (103,753)
                              ------------------------------------------------------------------
Units, end of year                  52,149            22,937           629,691           603,342
                              ==================================================================

Unit value, end of year       $       7.89      $      10.20      $      40.30      $      39.28

Net assets, end of year       $    411,458      $    233,954      $ 25,376,534      $ 23,701,906

Investment income ratio(1)            0.00%             0.00%             3.24%             3.26%
Total return(2)                     -22.65%           -18.40%             2.58%             3.15%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                   SCIENCE & TECHNOLOGY
                                           TRUST                        SELECT GROWTH TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02       DEC. 31/01**
                              ------------------------------------------------------------------
Units, beginning of year         1,388,634         1,104,943             2,599                 -
Units issued                       800,355           649,523            22,265             2,620
Units redeemed                    (816,477)         (365,832)           (1,420)              (21)
                              ------------------------------------------------------------------
Units, end of year               1,372,512         1,388,634            23,444             2,599
                              ==================================================================

Unit value, end of year       $       9.23      $      15.58      $       8.24      $      11.88

Net assets, end of year       $ 12,664,658      $ 21,631,041      $    193,187      $     30,872

Investment income ratio(1)            0.00%             0.00%             0.00%             0.00%
Total return(2)                     -40.76%           -41.25%           -30.64%            -4.96%

                                                        SUB-ACCOUNT
                              --------------------------------------------------------------
                                                                        SMALL COMPANY
                                  SMALL CAP INDEX TRUST                  BLEND TRUST
                              --------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                              --------------------------------------------------------------
Units, beginning of year          202,574           13,291          316,717          139,069
Units issued                      220,310          358,369          234,870          297,117
Units redeemed                   (158,289)        (169,086)        (178,070)        (119,469)
                              --------------------------------------------------------------
Units, end of year                264,595          202,574          373,517          316,717
                              ==============================================================

Unit value, end of year       $      9.33      $     11.88      $      9.38      $     12.60

Net assets, end of year       $ 2,468,125      $ 2,406,173      $ 3,504,368      $ 3,990,916

Investment income ratio(1)           0.93%            3.86%            0.20%            0.00%
Total return(2)                    -21.47%            1.41%          -25.55%           -2.30%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                              ---------------------------------------------------------------
                                      SMALL COMPANY
                                       VALUE TRUST                   SMALL-MID CAP TRUST
                              ---------------------------------------------------------------
                               YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                               DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01**
                              ---------------------------------------------------------------
Units, beginning of year          565,676          319,683            1,906                -
Units issued                      599,988          427,805            8,702            1,929
Units redeemed                   (163,173)        (181,812)          (1,037)             (23)
                              ---------------------------------------------------------------
Units, end of year              1,002,491          565,676            9,571            1,906
                              ==============================================================

Unit value, end of year       $      9.78      $     10.40      $      9.85      $     11.95

Net assets, end of year       $ 9,803,823      $ 5,880,631      $    94,277      $    22,773

Investment income ratio(1)           0.27%            0.17%            0.00%            0.01%
Total return(2)                     -5.93%            6.54%          -17.57%           -4.40%

                                                        SUB-ACCOUNT
                              ----------------------------------------------------------------
                                      SMALL-MID CAP
                                       GROWTH TRUST                  STRATEGIC BOND TRUST
                              ----------------------------------------------------------------
                               YEAR ENDED      PERIOD ENDED      YEAR ENDED        YEAR ENDED
                               DEC. 31/02      DEC. 31/01**      DEC. 31/02        DEC. 31/01
                              ----------------------------------------------------------------
Units, beginning of year              612                -          366,019            326,940
Units issued                       12,845              612          120,547             95,095
Units redeemed                       (757)               -          (95,161)           (56,016)
                              ----------------------------------------------------------------
Units, end of year                 12,700              612          391,405            366,019
                              ================================================================

Unit value, end of year       $      7.31      $     11.13      $     17.54      $       16.09

Net assets, end of year       $    92,840      $     6,810      $ 6,863,987      $   5,890,786

Investment income ratio(1)           0.00%            0.00%            6.76%              7.24%
Total return(2)                    -34.32%          -10.96%            8.96%              6.25%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                     STRATEGIC OPPORTUNITIES
                                  STRATEGIC GROWTH TRUST                       TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year            58,133                 -         2,079,350         1,908,650
Units issued                       128,784            61,361           304,431           355,083
Units redeemed                     (38,335)           (3,228)         (259,324)         (184,383)
                              ------------------------------------------------------------------
Units, end of year                 148,582            58,133         2,124,457         2,079,350
                              ==================================================================

Unit value, end of year       $       7.93      $      11.02      $       9.21      $      15.03

Net assets, end of year       $  1,178,257      $    640,623      $ 19,557,281      $ 31,259,873

Investment income ratio(1)            0.00%             0.00%             0.00%             0.49%
Total return(2)                     -28.04%           -11.84%           -38.77%           -15.25%

                                                     SUB-ACCOUNT
                              --------------------------------------------------------
                                                               TELECOMMUNICATIONS
                              TACTICAL ALLOCATION TRUST              TRUST
                              --------------------------------------------------------
                              YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                              DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01*
                              --------------------------------------------------------
Units, beginning of year         43,247         26,212          8,021              -
Units issued                     38,477         20,264         73,011          8,182
Units redeemed                  (17,318)        (3,229)       (20,567)          (161)
                              ------------------------------------------------------
Units, end of year               64,406         43,247         60,465          8,021
                              ======================================================

Unit value, end of year       $    8.05      $   10.48      $    4.15      $    7.93

Net assets, end of year       $ 518,345      $ 453,266      $ 250,928      $  63,603

Investment income ratio(1)         0.00%          0.11%          0.00%          0.00%
Total return(2)                  -23.21%        -13.39%        -47.67%        -36.56%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                                                        TOTAL STOCK MARKET
                                    TOTAL RETURN TRUST                      INDEX TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           486,338           172,081           227,808            26,131
Units issued                       462,281           496,504           134,963           331,423
Units redeemed                    (144,212)         (182,247)         (107,471)         (129,746)
                              ------------------------------------------------------------------
Units, end of year                 804,407           486,338           255,300           227,808
                              ==================================================================

Unit value, end of year       $      16.27      $      14.86      $       7.84      $       9.96

Net assets, end of year       $ 13,086,755      $  7,224,802      $  2,001,779      $  2,269,349

Investment income ratio(1)            2.43%             3.28%             0.93%             1.43%
Total return(2)                       9.52%             8.28%           -21.29%           -11.41%

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------
                                      U.S. GOVERNMENT                     U.S. LARGE CAP
                                      SECURITIES TRUST                      VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year           602,920           404,853           881,525           571,773
Units issued                       831,572           340,309           430,793           364,179
Units redeemed                    (135,125)         (142,242)         (184,151)          (54,427)
                              ------------------------------------------------------------------
Units, end of year               1,299,367           602,920         1,128,167           881,525
                              ==================================================================

Unit value, end of year       $      15.27      $      14.14      $       9.62      $      12.86

Net assets, end of year       $ 19,836,614      $  8,523,508      $ 10,855,368      $ 11,337,798

Investment income ratio(1)            2.84%             5.13%             0.29%             0.34%
Total return(2)                       7.99%             7.03%           -25.18%            -2.55%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                              ------------------------------------------------------------------

                                      UTILITIES TRUST                       VALUE TRUST
                              ------------------------------------------------------------------
                               YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01*       DEC. 31/02        DEC. 31/01
                              ------------------------------------------------------------------
Units, beginning of year             9,963                 -           812,349           529,481
Units issued                        69,015            10,675           241,640           458,658
Units redeemed                     (19,370)             (712)         (152,925)         (175,790)
                              ------------------------------------------------------------------
Units, end of year                  59,608             9,963           901,064           812,349
                              ==================================================================

Unit value, end of year       $       7.15      $       9.35      $      13.73      $      17.79

Net assets, end of year       $    425,957      $     93,121      $ 12,374,748      $ 14,453,761

Investment income ratio(1)            0.00%             0.76%             0.78%             0.61%
Total return(2)                     -23.55%           -25.22%           -22.80%             3.42%

                                        SUB-ACCOUNT
                              ------------------------------

                                      500 INDEX TRUST
                              ------------------------------
                               YEAR ENDED        YEAR ENDED
                               DEC. 31/02        DEC. 31/01
                              ------------------------------
Units, beginning of year         1,363,591           473,346
Units issued                       939,940         1,050,477
Units redeemed                    (473,213)         (160,232)
                              ------------------------------
Units, end of year               1,830,318         1,363,591
                              ==============================

Unit value, end of year       $       7.67      $       9.91

Net assets, end of year       $ 14,045,123      $ 13,506,774

Investment income ratio(1)            0.00%             1.26%
Total return(2)                     -22.53%           -12.37%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 27. EXHIBITS

The following exhibits are filed as part of this Registration Statement:

         (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account A. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-70950 filed January 2, 2002 (The January 2, 2002 Amendment")

         (b)      Not Applicable

         (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

         (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001

         (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy -- Incorporated by reference to Exhibit A(5)(a) to the registration statement on Form S-6, file number 333-82449 filed July 8, 1999.

         (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

         (e)(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

         (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

         (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

         (g)(1) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(10)(c) to the ManUSA Initial Registration Statement.

         (g)(2) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")

         (h)      Not Applicable

         (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to

                  Exhibit A(8)(a)(i), (ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

         (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

(j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449 filed September 22, 1999.

         A. (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) -- Incorporated by reference to Exhibit 2 (a) to pre-effective amendment to the SPVL Registration Statement filed on January 2, 2002.

         (l)      Actuarial Opinion - FILED HEREWITH

         (m)      Calculations for Illustrations - FILED HEREWITH

         (n)      Consent of Ernst & Yount LLP - FILED HEREWITH

         (o)      Not Applicable

         (p)      Not Applicable

         (q)      Not Applicable

POWERS OF ATTORNEY

            (i)   (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy,
                       James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7(i) to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

            (ii)  Powers of Attorney (John Ostler) - Incorporated by reference to Exhibit 7(ii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

            (iii) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by
                       reference to Exhibit 7(iii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

            (iv)  Power of Attorney (Steve Mannik) - Incorporated by reference to Exhibit 7(iv) to post-effective amendment no. 1 to the registration statement on Form S-6, file number 333-70950 filed March 1, 2002.

ITEM 28, DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


Name and Principal
Business Address                Position with Depositor
----------------                -----------------------
John D. DesPrez III*            Director and Chairman of the Board of Directors, President
James Boyle*                    Director
Robert A. Cook*                 Senior Vice President, U.S. Insurance; Director
Peter Copestake**               Vice President, Finance
James D. Gallagher*             Vice President, Secretary and General Counsel
Donald Guloien**                Executive Vice President and Chief Financial Officer
Geoffrey Guy**                  Director
John Lyon**                     Vice President and Chief Financial Officer,
                                Investments; Director
Steven Mannik**                 Director
James O'Malley**                Senior Vice President, U.S. Group Pension; Director
Rex Schlaybaugh, Jr.**           Director
John Ostler**                   Vice President and Chief Financial Officer, Manulife USA
Warren Thomson**                Senior Vice President, Investments
Denis Turner**                  Vice President and Treasurer


*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5




ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2002

                                                                                 LEGAL           % OF       JURISDICTION OF
AFFILIATE                                                                         ID            EQUITY       INCORPORATION
---------------------------------------------------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                                                      2            100            CANADA
  The Manufacturers Life Insurance Company                                          1            100            Canada
     Manulife Bank of Canada                                                       58            100            Canada
     Manulife Financial Services Inc.                                             190            100            Canada
     Manulife Securities International Ltd.                                        79            100            Canada
     Enterprise Capital Management Inc.                                                           20            Ontario
     Cantay Holdings Inc.                                                          51            100            Ontario
     FNA Financial Inc.                                                           115            100            Canada
       Elliot & Page Limited                                                      116            100            Ontario
     NAL Resources Limited                                                        117            100            Alberta
     3550435 Canada Inc.                                                          107            100            Canada
       MFC Insurance Company Limited                                              106            100            Canada

                                                                             LEGAL           % OF       JURISDICTION OF
AFFILIATE                                                                     ID            EQUITY       INCORPORATION
---------------------------------------------------------------------------------------------------------------------------
  CMG Life Insurance Company, Inc.                                           104            100            Philippines
    CMG Plans, Inc.                                                          155            100            Philippines
Manulife Canada Ltd.                                                         157            100            Canada
1293319 Ontario Inc.                                                         170            100            Ontario
Manulife International Capital Corporation Limited                           135            100            Ontario
  Golf Town Canada Inc.                                                      145             43.44         Canada
  Regional Power Inc.                                                        136             80            Ontario
                      ADDALAM POWER CORPORATION(1.)                                          50            Philippines
  VFC Inc.                                                                                   27.43         Canada
  Luxell Technologies Inc.                                                                   10.24         Ontario
  Avotus Corp.                                                                               10.45         Canada
Canaccord Holdings Ltd.                                                                      12.82    British Columbia
3426505 Canada Inc.                                                          161            100            Canada
First North American Insurance Company                                       111            100            Canada
NAL Resources Management Limited                                             120            100            Canada
Seamark Asset Management Ltd.                                                118             35.01         Canada
Resolute Energy Inc.                                                                         11.74         Alberta
Micro Optics Design Corporation                                                              17.69         Nevada
Innova LifeSciences Corporation                                                              14.03         Ontario
PK Liquidating Company I, LLC                                                                18.66         Delaware
2015401 Ontario Inc.                                                                        100            Ontario
2015500 Ontario Inc.                                                                        100            Ontario
PK Liquidating Company II, LLC                                                               18            Delaware
Cavalier Cable, Inc.(2)                                                                      78            Delaware
The Manufacturers Investment Corporation                                      87            100            Michigan
  Manulife Reinsurance Limited                                                67            100            Bermuda
  The Manufacturers Life Insurance Company (U.S.A.)                           19            100            Michigan
    Ironside Venture Partners II LLC                                         197            100            Delaware
    ESLS Investment Limited, LLC                                             167             25            Ohio
    The Manufacturers Life Insurance Company of America                       17            100            Michigan
    Manulife Financial Securities LLC                                          5            100            Delaware
    ManuLife Service Corporation                                               7            100            Colorado
    Aegis Analytic Corporation                                                               15.41         Delaware
    Manulife Property Management of Washington, D.C., Inc.                                  100            Wash., D.C.
    Ennal, Inc.                                                              124            100            Ohio
    Dover Leasing Investments, LLC                                           139             99            Delaware
    Manufacturers Securities Services, LLC                                    97             60(3)         Delaware
    The Manufacturers Life Insurance Company of New York                      94            100            New York
    Ironside Venture Partners I LLC                                          196            100            Delaware
      NewRiver Investor Communications Inc.                                                  11.97         Delaware
      MCC Asset Management, Inc.                                             186            100            Delaware
    MFC Global Investment Management (U.S.A.) Limited                          6            100            Colorado
    Manulife Leasing Co., LLC                                                                80            Delaware
    Flex Holding, LLC                                                                        27.7          Delaware
      Flex Leasing I, LLC                                                                    99.99         Delaware
    Flex Leasing II, LLC                                                                     19.6          Delaware
    Polymerix Corporation                                                                    18.7          Delaware
    TissueInformatics Inc.                                                                   14.71         Delaware
MFC Global Fund Management (Europe) Limited                                   64            100            U.K.

                                                                                 LEGAL            % OF      JURISDICTION OF
AFFILIATE                                                                         ID             EQUITY      INCORPORATION
---------------------------------------------------------------------------------------------------------------------------
  MFC Global Investment Management (Europe) Limited                                              100            U.K.
WT (SW) Properties Ltd.                                                            82            100            U.K.
Manulife Europe Ruckversicherungs-Aktiengesellschaft                              138            100            Germany
Manulife International Holdings Limited                                           152            100            Bermuda
  Manulife Provident Funds Trust Company Limited                                  163            100            Hong Kong
  Manulife Funds Direct (Barbados) Limited                                         78            100            Barbados
    P.T. Manulife Aset Manajemen Indonesia                                                        55            Indonesia
    Manulife Asset Management (Hong Kong) Limited                                                100            Hong Kong
  Manulife (International) Limited                                                 28            100            Bermuda
    The Manufacturers (Pacific Asia) Insurance Company Limited                     61            100            Hong Kong
                      MANULIFE CONSULTANTS LIMITED                                               100            Hong Kong
                      MANULIFE FINANCIAL SHAREHOLDINGS LIMITED                                   100            Hong Kong
    Manulife Financial Management Limited                                                        100            Hong Kong
    Manulife Financial Group Limited                                                             100            Hong Kong
    Manulife Financial Investment Limited                                                        100            Hong Kong
    Manulife-Sinochem Life Insurance Co. Ltd.                                      43             51            China
Manulife (Vietnam) Limited                                                        188            100            Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.                               164            100            Philippines
  Manulife Financial Plans, Inc.                                                  187            100            Philippines
P.T. Asuransi Jiwa Manulife Indonesia                                              42             71            Indonesia
  P.T. Buanadaya Sarana Informatika                                                              100            Indonesia
             P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                                               100            Indonesia
Manulife (Singapore) Pte. Ltd.                                                     14            100            Singapore
Manulife Holdings (Bermuda) Limited                                               147            100            Bermuda
                      MANUFACTURERS LIFE REINSURANCE LIMITED                       49            100            Barbados
    Manulife Management Services Ltd.                                             191            100            Barbados
    Manufacturers P&C Limited                                                      36            100            Barbados
Manulife European Holdings (Alberta) Limited                                      146            100            Alberta
  Manulife Hungary Holdings KFT                                                   149             99(4)         Hungary
MLI Resources Inc.                                                                193            100            Alberta
  Manulife Life Insurance Company                                                 180             35(5)         Japan
  Manulife Century Investments (Bermuda) Limited                                  172            100            Bermuda
    Manulife Century Investments (Luxembourg) S.A.                                173            100            Luxembourg
      Manulife Century Investments (Netherlands) B.V.                             174            100            Netherlands
        Daihyaku Manulife Holdings (Bermuda) Limited                              175            100            Bermuda
        Manulife Century Holdings (Netherlands) B.V.                              195            100            Netherlands
           Kyoritsu Confirm Co., Ltd.                                             179           90.9(6)         Japan
           Manulife Premium Collection Co., Ltd.                                  178             57(7)         Japan
Manulife Holdings (Hong Kong) Limited                                              15            100            Hong Kong
Manulife (Malaysia) SDN.BHD.                                                       74            100            Malaysia
Manulife Financial Systems (Hong Kong) Limited                                     53            100            Hong Kong
MF Leasing (Canada) Inc.                                                          169            100            Ontario
Manulife Data Services Inc.                                                        81            100            Barbados

(1.)     Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(4)      1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.

(5) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(6) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(7) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDEMNIFICATION

Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

         a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                  Capacity in which acting
--------------------------                  ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B

         b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

         c. None.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34. FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2003.


THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT A
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)

By: /s/ John D. DesPrez III
    --------------------------
    John D. DesPrez III
    President

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ John D. DesPrez III
    ---------------------------
    John D. DesPrez III
    President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 29th day of April, 2003.


Signature                                       Title

/s/ John D. DesPrez III                         Chairman and President
--------------------------                      (Principal Executive Officer)
John D. DesPrez III

*                                               Executive Vice President and
 -------------------------                      Chief Financial Officer
John Ostler

*                                               Director
 -------------------------
James Boyle

*                                               Director
 -------------------------
Robert A. Cook

*                                               Director
 -------------------------
Geoffrey Guy

*                                               Director
 -------------------------
John Lyon

*                                               Director
 -------------------------
Steven Mannik

*                                               Director
 -------------------------
James O'Malley

*                                               Director
 -------------------------
Rex Schlaybaugh, Jr.

*/s/ James D. Gallagher
-----------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

         (l)      Actuarial Opinion

         (m)      Calculations for Illustrations

         (r)      Consent of Ernst & Young LLP